                                          ANNUAL REPORT

                                        December 31, 1998



      AMERICAN ODYSSEY

     ------------------------------------------

          Global High-Yield Bond Fund

          International Equity Fund

          Emerging Opportunities Fund

          Core Equity Fund

          Long-Term Bond Fund

          Intermediate-Term Bond Fund

     ------------------------------------------



                                [LOGO OF AMERICAN ODYSSEY(R) FUNDS APPEARS HERE]

Dear American Odyssey Funds Participant:

The year 1998 was one of many changes and uncertainties, both in the United States and abroad. Internationally, the credit crisis in Russia and the stagnant economies in Asia have created market volatility not seen for several years. Despite these facts, the American Odyssey Funds continued to enjoy steady growth as participants in tax deferred retirement savings programs continue to save for the future. With more than $1.5 billion in assets at the end of 1998, the American Odyssey Funds help serve the retirement needs of over 110,000 investors.

1998 was also a year of change for the American Odyssey Funds. First, our Emerging Opportunities Fund saw the replacement of one of its subadvisers, Wilke/Thompson Capital Management, with Chartwell Investment Partners. This change was made after a detailed examination of Wilke/Thompson's performance compared to other money managers that follow a similar investment strategy. Another significant event for the American Odyssey Funds was the renaming and changing of the investment objective for the Short-Term Bond Fund. It is now called the Global High-Yield Bond Fund and invests in a portfolio of high-yield debt securities from the United States and abroad. Credit Suisse Asset Management (formerly BEA Associates) is the subadviser for this Fund. The change was made to further diversify our fund offerings so that investors in the American Odyssey Funds now have an even broader range of investment objectives from which to choose.

Finally, as you will see in the information that follows, the American Odyssey Funds are building a record of performance that is competitive over the long term. In addition, American Odyssey Fund Management, Inc. remains focused on delivering Funds that are managed to the highest standard with strict adherence to the Fund objectives.

As always, we appreciate the opportunity to serve your retirement needs.

                  AMERICAN ODYSSEY GLOBAL HIGH-YIELD BOND FUND

         The American Odyssey Global High-Yield Bond Fund returned (5.55)% for the period from May 1, 1998 to December 31, 1998. The blended benchmark (75% CS First Boston High Yield Index/25% J.P. Morgan EMBI Plus Index) returned (5.55)% for that same period. The Fund is managed by Credit Suisse Asset Management (formerly BEA Associates).

         For the period January 1, 1998 to April 30, 1998 the Fund was named the Short-Term Bond Fund and had a substantially different investment objective and investment program. During that period, the Fund was managed by Smith Graham & Company Asset Managers L.P. and returned 1.90%. The Lehman Government/Corporation 1-5 Year Bond Index returned 2.01% for that period.

         1998 was a historic year for global fixed income markets. Driven by a singularly volatile combination of concerns about interest rates, Japan, Russia, Brazil, hedge funds and market liquidity, investors engaged in several classic "flight to quality" rallies that favored only the safest securities at the expense of all others. As a result, yield spreads relative to U.S. Treasury bonds widened to unprecedented levels and the sovereign debt of major nations significantly outperformed riskier sectors for much of the year.

         Among riskier sectors, high yield and emerging market debt were hit hardest. The CS First Boston High Yield Index gained just 0.6% for the entire year, compared to 8.7% for the Lehman Brothers Aggregate Bond Index benchmark for U.S. investment-grade issues. For the same period, emerging market debt, as represented by the J.P. Morgan EMBI Plus, lost 14.4%, versus a 15.3% gain for Morgan's developed-nation Global Government Bond Index. Returns for high yield and emerging debt began to improve as 1998 drew to a close. The fourth quarter saw a healthy rebound in "spread product"--debt securities whose market valuation is driven by the difference, known as the "spread," between their yields and those of U.S. Treasury debt--as investors' pronounced risk aversion softened.

         The key factors behind the market's improving sentiment were: the cumulative effect of over 60 monetary easings by central banks, including three in the U.S. by the Federal Reserve within a period of seven weeks, the announcement of a long-awaited fiscal aid package for Brazil by the International Monetary Fund, and the relatively orderly liquidation of large positions held by Long-Term Capital Management and other ailing hedge funds.

     Looking ahead, our outlook is cautiously optimistic for high yield and emerging market debt. High yield should benefit from several factors: the strong U.S. economy; minimal U.S. inflation; and the fact that yield spreads relative to comparable-maturity U.S. Treasury bonds are fairly wide, leaving ample scope to narrow (and, thus, push bond prices higher). We expect emerging market debt to trade higher with periods of high volatility. Spreads on emerging market debt will continue to be driven by global factors, liquidity and sentiment.

         We are keeping the high yield portion of the portfolio most heavily weighted in telecommunications, cable/media and gaming, whose positive industry and company fundamentals are unchanged. We also are avoiding meaningful exposure to cyclical industries and those most vulnerable to the severe economic problems in Asia. Within the portfolio's emerging market allocation, we will emphasize countries with positive economic fundamentals, relatively strong projected economic growth rates and manageable financing needs.

         During the fourth quarter, we remained underweight in emerging market debt with a 21% allocation. In the first part of 1999, we expect to reallocate assets back to neutral benchmark weights because with the recent Brazilian devaluation, we believe that the "tail end of the storm" for emerging market debt may have occurred.


Credit Suisse Asset Management
Investment Subadviser to the American Odyssey Global High-Yield Bond Fund

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
              IN THE AMERICAN ODYSSEY GLOBAL HIGH-YIELD BOND FUND,
                       CS FIRST BOSTON HIGH YIELD INDEX,
                          AND LBGC 1-5 YEAR BOND INDEX

                                                                               LBGC 1-5 YEAR BOND
                         GLOBAL HIGH-YIELD BOND     CSFB HIGH YIELD INDEX             INDEX
                         ----------------------     ---------------------      ------------------
5/31/93                           10000                     10000                      10000
6/30/93                           10070                     10181                      10111
9/30/93                           10199                     10433                      10292
12/31/93                          10275                     10894                      10340
3/31/94                           10224                     10778                      10220
6/30/94                           10194                     10622                      10190
9/30/94                           10265                     10792                      10282
12/31/94                          10261                     10788                      10264
3/31/95                           10599                     11295                      10662
6/30/95                           10986                     11950                      11089
9/30/95                           11105                     12309                      11258
12/31/95                          11378                     12663                      11587
3/31/96                           11358                     12937                      11578
6/30/96                           11450                     13141                      11679
9/30/96                           11613                     13634                      11880
12/31/96                          11807                     14236                      12131
3/31/97                           11811                     14446                      12172
6/30/97                           12086                     15069                      12478
9/30/97                           12321                     15778                      12762
12/31/97                          12533                     16033                      12996
3/31/98                           12714                     16515                      13192
6/30/98                           12783                     16724                      13412
9/30/98                           11546                     15696                      13913
12/31/98                          12063                     16126                      13988

Average Annual Total Return for the Fund for
  the periods ended 12/31/98:
One Year: (3.76)%
Five Year: 3.26%
Since 5/17/93**: 3.42%

     Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.

---------------
      * Prior to May 1, 1998, the American Odyssey Global High-Yield Bond Fund was named the American Odyssey Short-Term Bond Fund and had a substantially different investment objective and investment program. In accordance with SEC requirements, the above chart shows the performance of two indices -- both short-term bond and high-yield bond -- during the entire period that the Fund has been in operation. Performance of the Fund from 5/93 through 4/98 should be compared to the Lehman Brothers Government/Corporate 1-5 Bond Index. Performance of the Fund from 5/98 through 12/98 should be compared to the CS First Boston High-Yield Index.
     ** Fund's inception date.

CS FIRST BOSTON HIGH YIELD INDEX

     This is an unmanaged, trader priced index comprised of issues rated BB and below, constructed to mirror the performance of the public high yield market. All new and downgraded issues must have a minimum par value of $75 million.

LEHMAN BROTHERS GOVERNMENT/CORPORATE 1-5 YEAR BOND INDEX

     This Index is composed of all domestic bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by Standard & Poor's) which are between 1 and 5 years to maturity. Issues must have amounts outstanding in excess of $25 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Index is rebalanced monthly by market capitalization.

                   AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND

         The American Odyssey International Equity Fund returned 14.91% for the year ended December 31, 1998. The MSCI EAFE Index returned 20.33% for the same period.

         During 1998, Growth in Telecommunications has outperformed all other themes. The growth in the mobile phone market and, to a lesser extent, the privatization of Europe's telecommunications companies has influenced the strength of this theme. The need to develop new technologies to keep pace with this growth has driven a wave of new partnerships and joint ventures. Mannesmann of Germany and Vodafone of the UK led the pack, outperforming all stocks in the portfolio in 1998. Recently, Mannesmann and the Italian company, Olivetti, teamed up to provide international phone service through a new international network operator called Mannesmann euro.map. Vodafone announced cooperative links with Lucent Technologies, to bring to market a new generation of wireless technology, and with Cash Converters International, to provide "pay as you talk" mobile phones.

         The Healthcare Needs theme, another positive contributor, performed very well. Glaxo Wellcome and Hoechst both made strong contributions. Since the market turbulence in the third quarter, investors' interest in pharmaceutical companies has rebounded as investors seek stocks with stable earnings, making them less vulnerable to economic downturns. In addition, the merger and acquisition activity that was prominent in the first half of 1998 has resumed. The most recent wave of mergers is being fueled by the high cost of bringing new drugs to the market - an average of $500 million on each new drug, only a few of which become $1 billion blockbusters. During the fourth quarter, Zeneca and Astra, a Swedish pharmaceuticals group, and Hoechst and Rhone-Poulenc have announced mergers.

         In the Leading Consumer Franchises theme, British American Tobacco and Nestle received top marks for the past year. British American Tobacco shares outperformed other shares in this theme, led by news of the successful spin-off of Allied Zurich, its financial/insurance business, and favorable news in the US over litigation. The tobacco settlement and industry-wide price rises are seen as favorable for cigarette makers. Nestle's performance, while stronger in the first half of this year, has made a come back since the third quarter.

         Infrastructural Development, Technological Innovation and Expanding Financial Services in Developing Markets were the poorest performing themes during the year. Technological Innovation and Expanding Financial Services themes had the highest concentrations in the Far East and thus were hardest hit by that area's economic downturn.

1999 Outlook

         Global equity markets have rebounded strongly since the end of the third quarter, prompted primarily by the reductions in interest rates which have occurred in the US and Europe. The general consensus underpinning this recovery appears to be that the lower interest rate environment will be sufficient to ensure continued corporate earnings growth.

         We do not subscribe to this theory, given the evidence that the companies themselves are releasing. In recent weeks various global companies from diverse sectors have all sounded the alarm bell about the trading environment in which they are currently operating. However, it seems that paradoxically every trading warning is accompanied by another index reaching an all time high. Evidently these markets are being driven by increased levels of liquidity chasing fewer and fewer stocks, driving them up to valuation levels which we consider very risky. This momentum style of investing is currently holding sway, but in the long term we believe it is unsustainable.

         Nevertheless, there are some positives on the international equity horizon. The advent of the new single European currency, the Euro, should be broadly positive for the large pan-European companies. There has been a resurgence in recent weeks in mergers and acquisitions activity and this process should accelerate in Europe over the coming months. Indeed, given where Europe is in the current economic cycle, the opportunities for increasing synergies and cutting costs there through consolidation are significantly greater than those that exist in the U.S. at this time.

         There continues to be evidence that reform is taking place in Japan, albeit at the margins. The most recent example of this emerging change was the recent privatization of NTT DoCoMo. This deal was the largest IPO of all time, with a market capitalization of over $18 billion in U.S. dollars, and was striking because a Western investment bank was the lead underwriter on the deal. This scenario would probably not have occurred just a few years ago. Nevertheless, the Japanese government has thus far failed to deliver the reform package which the markets have deemed necessary to revive the country's moribund domestic economy.

         There are some signs of value emerging in the medium to large-cap sectors in Europe and the UK, particularly in some economically sensitive areas. Additionally, the reform-minded Japanese corporations have considerable potential for long term investors. We will continue to concentrate on European stocks that have the ability to prosper in the single-currency environment and selected companies in Japan.

Bank of Ireland Asset Management (US) Limited
Investment Subadviser to the American Odyssey International Equity Fund

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
               IN THE AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND
                              AND MSCI EAFE INDEX*

                           INTERNATIONAL EQUITY FUND          MSCI EAFE*
                           -------------------------          ----------
5/31/93                             10000                        10000
6/30/93                              9819                         9900
9/30/93                             10210                        10512
12/31/93                            11980                        10570
3/31/94                             11220                        10946
6/30/94                             11110                        11514
9/30/94                             11590                        11532
12/31/94                            11144                        11423
3/31/95                             11267                        11644
6/30/95                             12158                        11737
9/30/95                             13101                        12236
12/31/95                            13260                        12741
3/31/96                             14013                        13118
6/30/96                             14348                        13335
9/30/96                             14714                        13255
12/31/96                            16159                        13551
3/31/97                             16400                        13392
6/30/97                             17755                        15140
9/30/97                             17985                        15043
12/31/97                            17126                        13875
3/31/98                             19323                        15926
6/30/98                             19788                        16106
9/30/98                             16499                        13827
12/31/98                            19673                        16696
Average Annual Total Return for the Fund for the periods
  ended 12/31/98:
One Year: 14.91%
Five Year: 10.25%
Since 5/17/93**: 12.88%

     Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.

---------------
      * South Africa-Free from 5/93 - 12/93
     ** Fund's inception date

                    MORGAN STANLEY CAPITAL INTERNATIONAL --
                       EUROPE, AUSTRALIA, FAR EAST INDEX

     The arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of the following 20 countries:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

                  AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND

         The American Odyssey Emerging Opportunities Fund returned (8.65)% for the year ended December 31, 1998. The Russell 2500 Index returned 0.38% for the same period.

         The following commentary has been provided by Chartwell Investment Partners, co-investment subadviser to the American Odyssey Emerging Opportunities Fund. Chartwell Investment Partners has been co-investment adviser for the period May 1, 1998 to December 31, 1998. Previously, Wilke/Thompson Capital Management acted as co-investment adviser. Chartwell managed 49% of the portfolio as of December 31, 1998.

         Feast or Famine. No phrase better describes the divergence of returns across securities, industries and asset classes in 1998. While GDP grew in the 3%+ range, inflation remained under 2% and the major market indices surged with the average stock on the NYSE and NASDAQ ending the year 26% below its annual high. So yet another year has passed with small capitalization stocks underperforming their large-cap brethren--by 31% as measured by the S&P 500 and Russell 2000. In fact, in only two years, 1929 and 1937, have small caps had a worse relative performance. The past five year period has resulted in a cumulative gap of 40.28% which falls into fifth place in history.

         1998 can also be described as a roller-coaster year, especially for small-caps. It started off strong in the first quarter to only approach a long, painful descent starting in mid-April and continuing until October 8th, with two brief head fakes in early July and late September. The small cap market corrected over 38% during this period. Even more astonishing is the rebound of 50.4% from October 8th to December 31st for the Russell 2000 Growth.

         During this wild ride, we remained steadfast to our small-cap growth discipline. Our investment philosophy remains the following:

         . We invest in companies which not only grow earnings but also continually enhance all of their capabilities and demonstrate internal growth through sound, high-return investments.

         . We invest for an intermediate time horizon which derives from a focus on long-term growth prospects and results in lower turnover.

         . We choose investments which are more reasonably valued as measured by P/E to long-term growth rate ratios.

         We have historically maintained an overweighted position in the Consumer, Healthcare, Technology and Business Services sectors and have been underweighted in more cyclical sectors such as Financials and Energy. We ended 1998 with Technology as our largest weighted sector--a considerable overweighting versus the Russell 2000 Growth. Most of 1998's positive performance was led by technology in the strong first and fourth quarters. In particular, the fourth quarter saw a 34.2% appreciation for the Russell 2000 Growth's technology sector, while the performance of our technology sector was 68.6%--a strong showing. Our technology investments focus on companies with highly differentiated products addressing strong secular growth markets. We believe that 1999 will continue to be a good year for product and service based technology businesses due to the Inter/Intranet needs, mandatory Y2K investments and discretionary productivity enhancements of businesses.

         We continue to believe in the power of the consumer, in particular their propensity for home furnishings and technology driven products and services. Despite their stratospheric price performance, we have shied away from Internet focused retailers not believing in the attainability or sustainability of profits and brands. In Healthcare, we attempt to avoid reimbursement risk and invest in companies that provide justifiable efficacy and economic benefits.

         Although 1998 continued to be a difficult year for small capitalization stocks, we believe their relative valuation presents a compelling investment. By nearly any metric, small-cap stocks are at significant valuation discounts compared to large-caps.

         The following commentary has been provided by SG Cowen Asset Management, co-investment subadviser to the American Odyssey Emerging Opportunities Fund. Cowen Asset Management managed 51% of the portfolio as of December 31, 1998.

         In 1998, the disparity in performance between the S&P 500 Index, returning 28.58%, and the Russell 2000, returning (2.55)%, was among the largest ever as investor confidence remained shaken by overseas economic events. The Asian slowdown led to a surplus of some agriculture, energy and metals goods which in turn led to a recession in countries representing half of the world's population. Even though the Federal Reserve Board and other central banks acted decisively to lower interest rates in the fall, money managers (due to liquidity concerns) were not quite ready to abandon the largest stocks.

         While we outperformed the benchmark initially, the last year has been difficult. We are disappointed with small-cap performance in general and our performance specifically. At times like these, we check and re-check our process to make sure we are remaining true to the discipline in place since 1986. An analysis of this shows that our stock selection process has remained sound but our sector weightings have not helped recent performance.

    1. Exemplary performing stocks and some of our largest holdings through December include: Novell up 140%, Niagara Mohawk up 54% and Ann Taylor up 150%. We continue to have great confidence in the companies comprising the portfolio due to their attractive valuations and good growth prospects.

    2. Normally, our portfolios have ten to twelve takeovers per year. In 1998, we have experienced a record twenty-three takeovers and mergers (or 18% of the portfolio).

    3. One of our key process inputs includes management ownership of stock. All of the companies in the portfolio have this characteristic. In 1998, most of the companies in the portfolio had additional insider buying and/or company buy backs. Insider buying occurred in all sectors including energy.

         In 1998 our overweighting in energy has been a drag on performance while our overweighting (for most of 1998) in utilities, stock selection in technology, and consumer goods helped.

         As always, we have numerous special situations where we have identified catalysts that should lead to an improvement in their capital returns. These improvements in return on capital should lead to higher stock market valuations, in 1999, for these companies and/or attract other companies that will recognize their basic business value and growth potential. Some of these special situations include: Readers Digest, Oceaneering International, Mid Atlantic Medical, Calgon Carbon, and Safety-Kleen.

         Looking forward, sector weightings will include the following:

 .   Energy - The decline curve of existing gas wells, incentives for deep water drilling, and years of underinvestment, along with a strong U.S. economy, provide a positive backdrop for domestic exploration and production companies with the ability to find and grow reserves. However, in response to lower oil prices, the stocks of smaller companies have declined to absolute and historically low relative valuations. Yet, supply chain economics in response to lower prices is reducing production and will lead ultimately to a balance in supply and demand.

 .   Our overweighting continues in exploration and production companies as well as select service and drillers with Oceaneering International being one of our largest positions. While we find valuations alone compelling, we believe this sector is poised to exhibit dramatically higher stock prices. It is now cheaper to buy oil and gas on the stock exchange than it is to drill. We believe today's energy stock price valuations are where technology was in the third quarter of 1988 and where financial services were priced in 1990 before they become strong relative and absolute performers.

 .   Health Care - Our build-up over the last year initially targeted generics
    (Mylan Labs and Alpharma) and now selected regional HMOs, medical device, biotech, and drug delivery companies (Coventry Health Care, Cor Therapeutics, and Fuisz Technologies) have been added. Health care valuations are now attractive and both drugs and commercial insurance premiums are two of only a few areas that have pricing power.

 .   Utilities - With high relative yields, relative price-to-earnings ratios and price-to-book values at all time lows, the industry presented exciting investment potential with deregulation and restructuring as the catalysts. Our largest utility holding was Niagara Mohawk, which benefited both from restructuring and state regulators approving a program to recapture stranded costs. We are currently reducing our utility exposure due to higher valuations and attaining price targets.

 .   Technology - It has been only recently that valuations and stock specific catalysts caused us to increase our technology sector weighting to be more in-line with the Russell 2000. We are gradually moving up from an underweighted position as we identify two types of situations: companies with attractive valuations and improving fundamentals as well as product companies building businesses (e.g., Sequent Computers and Brooks Automation).

Conclusion

         Once in place, small-cap outperformance comes in waves; nine consecutive years of out-performance after 1974 and four consecutive years after 1990. Another wave of outperformance started in 1996 but was curtailed in October 1997 by global economic concerns. Historically, small caps have bounced back after tough periods. With such attractive valuations (and as Mr. Greenspan calms current concerns as he did in 1990) confidence will reappear and small caps will begin a new wave of outperformance.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
              IN THE AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND
                             AND RUSSELL 2500 INDEX

                        EMERGING OPPORTUNITIES              RUSSELL 2500
                        ----------------------              ------------
5/31/93                           10000                         10000
6/30/93                            9770                         10104
9/30/93                           10190                         10819
12/31/93                          10940                         11012
3/31/94                           10990                         10767
6/30/94                           10340                         10387
9/30/94                           11550                         11131
12/31/94                          12000                         10895
3/31/95                           12506                         11700
6/30/95                           14584                         12744
9/30/95                           16266                         13968
12/31/95                          15867                         14349
3/31/96                           16353                         15191
6/30/96                           16891                         15823
9/30/96                           17387                         16179
12/31/96                          15361                         17080
3/31/97                           13329                         16510
6/30/97                           15514                         19004
9/30/97                           17477                         21732
12/31/97                          16432                         21243
3/31/98                           18413                         23421
6/30/98                           17055                         22445
9/30/98                           13106                         18164
12/31/98                          15018                         21324
Average Annual Total Return for the Fund for the periods
  ended 12/31/98:
One Year: (8.65)%
Five Year: 6.50%
Since 5/17/93*: 7.56%

     Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.

---------------
     * Fund's inception date

                             RUSSELL 2500(R) INDEX

     The 2,500 smallest capitalization securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization. The Index is reconstituted annually in June, based upon the May 31 market capitalization rankings. The Index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

                        AMERICAN ODYSSEY CORE EQUITY FUND

         The American Odyssey Core Equity Fund returned 15.54% for the year ended December 31, 1998. The S&P 500 Index returned 28.58% for the same period.

         The equity markets endured substantial shocks during 1998, yet the underlying "bullishness" of most investors prevailed as the dominant theme resulting in yet another year of strong performance by the S&P 500 Index. Returns of nearly 29% were achieved despite: 1) the collapse of many Asian economies including Japan, the second largest global economy; 2) Russian debt defaults and a plummeting ruble; 3) a domestic (and, by extension, worldwide) financial crisis precipitated by the debacle of the Long-Term Capital Management hedge fund, which required a "rush to rescue" effort by some of the world's most prominent financial institutions; and 4) turmoil plaguing Latin America as Brazil struggled with a very tenuous economic environment.

         In contrast, our own economy maintained good growth while exhibiting very little upward pressure on prices. In response to the global shocks (whose magnitude was most severe during the third quarter) interest rates fell by 25 basis points on three occasions in the fall. And, the Federal Reserve Board flooded the market with liquidity, as did many other Central Banks around the globe. Ongoing optimism and a flush of cash to invest are what propelled the markets forward in 1998.

         Not all aspects of the market, however, participated in the fun. In fact, the strong results were very narrowly realized. While the S&P returned 28.58%, a few, very large capitalization growth stocks dominated this result as the average stock in the index rose only 3.7% (on an equally weighted basis). Further, growth indices topped the returns of the value indices by 20%; while large stock composites significantly outperformed the medium and smaller stock composites which, on average, were up less than 10%.

         Our approach proved effective for our style over the last year with results that outperformed the vast majority of the managers that use a value style and are within 10 basis points of our benchmark, the Russell 1000 Value Index, which returned 15.63%. Our relatively favorable performance was driven by positive contributions from both sector weighting decisions and strong stocks selections in the automotive, financial services, telephone systems, and medical categories. In particular, performance benefited from our holdings in MCI/WorldCom, IBM, Ford, SBC Communications, MediaOne, TimeWarner, and Schering Plough. Stocks that detracted from returns in 1998 included J.C. Penney, Conseco, Foster Wheeler, Delta Airlines, Lockheed Martin, and Columbia/HCA HealthCare.

         In 1999 we expect equity market results to remain volatile despite a rather benign outlook for the economic picture during the first half, which calls for continued growth and very modest levels of inflation. High current valuations and the prospect of a further weakening dollar could place selling pressures on equities as investors look for alternative asset classes. Also, Y2K-related spending is expected to impact productivity leading to potential profit shortfalls. The risk of a severe market decline is not high, but further gains similar to those realized over the past several years are unlikely as well.

Equinox Capital Management, L.L.C.
Investment Subadviser to the American Odyssey Core Equity Fund

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
              AMERICAN ODYSSEY CORE EQUITY FUND AND S&P 500 INDEX

                             CORE EQUITY                  S&P 500
                             -----------                  -------
5/31/93                          10000                      10000
6/30/93                          10140                      10029
9/30/93                          10380                      10288
12/31/93                         10392                      10527
3/31/94                          10151                      10124
6/30/94                          10181                      10167
9/30/94                          10503                      10663
12/31/94                         10287                      10666
3/31/95                          11166                      11704
6/30/95                          12301                      12821
9/30/95                          13405                      13840
12/31/95                         14253                      14674
3/31/96                          15131                      15461
6/30/96                          15484                      16153
9/30/96                          15922                      16652
12/31/96                         17555                      18043
3/31/97                          17606                      18532
6/30/97                          20301                      21768
9/30/97                          22669                      23378
12/31/97                         22916                      24070
3/31/98                          26055                      27427
6/30/98                          26516                      28333
9/30/98                          23165                      25514
12/31/98                         26478                      30948
Average Annual Total Return for the Fund for the periods
  ended 12/31/98:
One Year: 15.54%
Five Year: 20.76%
Since 5/17/93*: 19.05%

     Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.

---------------
     * Fund's inception date

                                S&P 500(R) INDEX

     Capitalization weighted index of 500 large stocks, representing approximately 70% of the broad U.S. equity market. Membership is decided upon by the Standard & Poor's 500 committee. The Index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

                     AMERICAN ODYSSEY LONG-TERM BOND FUND

         The American Odyssey Long-Term Bond Fund returned 9.04% for the year ended December 31, 1998. The Salomon Core+5 Index returned 9.08% for the same period.

         The portfolio's long duration posture throughout the period was a substantial positive since interest rates declined significantly. Yield curve exposure was also a positive, as we captured the flattening of the curve in the first half of the year and the net steepening of the curve in the second half of the year. These gains, however, were reduced by the exposure to spread product and inflation-indexed bonds. Corporate and mortgage spreads widened significantly in the third quarter in the wake of the Russian crisis, and only partially recovered by the end of the year. Real interest rates rallied briefly in the third quarter, only to end the year substantially wider as it became apparent that the Fed was not going to ease monetary policy further, contrary to our expectations.

         The major story of 1998 was the collapse of the Russian economy. Events in Russia, and its impact on emerging markets generally, left no sector unscathed as corporates, mortgages and even government agency issues under-performed Treasuries. The speed and magnitude of the spread widening in the month of August was unprecedented. Anxiety levels were extreme by the end of the month, as emerging market spreads reached near-default levels.

         Going forward, we believe the economy is likely to slow since monetary policy remains tight. The Fed is likely to resume a policy of easing as the economy weakens, resulting in a steeper yield curve as short-term interest rates fall more than long-term interest rates. Spread product is likely to outperform, but caution is advised until monetary ease becomes effective.

         We continue to remain long on duration with a bulleted yield curve exposure to benefit from an anticipated decline in short-term rates. Our outlook for slower economic growth ahead mandates a cautious approach to credit risk, leaving us with a conservatively overweight exposure in the corporate sector until further monetary ease. Mortgage exposure is clearly overweight, in light of our expectation that volatility in the long end of the yield curve will tend to decline as rates decline and the curve steepens. We retain a substantial exposure to the inflation-indexed bonds, believing that they continue to represent excellent value and should perform well as nominal yields decline further and the curve steepens. In addition, we will target an aggressive exposure to emerging market debt, emphasizing shorter maturities and sovereign issuers to minimize systemic risk exposure, as we believe the current level of spreads are very attractive.

Western Asset Management Company
Investment Subadviser to the American Odyssey Long-Term Bond Fund

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                  IN THE AMERICAN ODYSSEY LONG-TERM BOND FUND
                         AND SALOMON CORE +5 BOND INDEX

                               LONG-TERM BOND              SALOMON CORE +5
                               --------------              ---------------
5/31/93                              10000                     10000
6/30/93                              10370                     10221
9/30/93                              10960                     10524
12/31/93                             11072                     10513
3/31/94                              10655                     10152
6/30/94                              10365                     10024
9/30/94                              10375                     10065
12/31/94                             10433                     10130
3/31/95                              11055                     10700
6/30/95                              11868                     11463
9/30/95                              12124                     11703
12/31/95                             12773                     12283
3/31/96                              12179                     11982
6/30/96                              12203                     12023
9/30/96                              12434                     12256
12/31/96                             12947                     12677
3/31/97                              12711                     12564
6/30/97                              13289                     13079
9/30/97                              13851                     13571
12/31/97                             14445                     14027
3/31/98                              14676                     14259
6/30/98                              15075                     14623
9/30/98                              15529                     15246
12/31/98                             15750                     15300
Average Annual Total Return for the Fund for the periods
  ended 12/31/98:
One Year: 9.04%
Five Year: 7.37%
Since 5/17/93*: 8.48%

     Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.

---------------
     * Fund's inception date

                      SALOMON BROTHERS CORE +5 BOND INDEX

     This Index is composed of all domestic bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by Standard & Poor's) with the exception of government issues with less than 5 years to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Index is rebalanced monthly by market capitalization.

                 AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND

         The American Odyssey Intermediate-Term Bond Fund returned 8.48% for the year ended December 31, 1998. The Lehman Government/Corporate Intermediate Bond Index returned 8.42% for the same period.

         1998 began with strong economic momentum gathered in the year before. It seemed that the Federal Reserve was poised for an interest rate increase in the event that the economy became overheated. It seemed the next move by the Fed was to tighten. Asian turmoil had not yet infected our economy and interest rates within spread sectors were among the tightest ever. Finally, the stock market was poised for another terrific year.

         While this was the backdrop through July, in early August the world changed- Russia defaulted! This triggered a massive deleveraging and sell off by fixed income hedge funds, most notably Long-Term Capital Management and D.E. Shaw. Long-Term Capital needed an additional $3.6 billion from a group of twelve major Wall Street investment and commercial banks to shore up its balance sheet. D.E. Shaw was absorbed by BankAmerica but not before they had to write down well over $1 billion of its investment. Most Wall Street firms also took significant trading losses in their trading accounts.

         Responding to this disarray in the marketplace, the Fed cut interest rates 25 basis points on September 29, 1998. Sensing this was not enough to calm market fears, the Fed again lowered the base rate 25 basis points on October 15, 1998. This was the first time in five years that an interest rate change was announced outside of regularly scheduled Federal Reserve Board meetings, indicating the seriousness on the Fed's concern about global financial meltdown. One last rate cut occurred November 2, 1998 to get the Fed Funds rate down to 4.75% at year end. Additionally, the stock market declined almost 2000 points from July record highs to the mid-October lows. Corporate bond spreads almost doubled during this period. New issuance came to a complete halt during this period.

         By the end of October, a nervous calm came into the market place. Corporate bond issuance began again, but at sharply discounted spreads. Interestingly, the month of November set a record pace for new issues with over $40 billion coming to market. Confidence that the worst was over and that the Fed would provide liquidity set the stage for a partial rebound of spread tightening.

         The fourth quarter performance for the American Odyssey Intermediate Bond Fund was 1.04% versus a 0.29% return for the Lehman Intermediate Government/Corporate Index. The fund outperformed the index by 75 basis points. Our duration was modestly long for most of the quarter. We also traded securities more actively than normal as high volumes of new corporate issuance provided many attractive purchase opportunities.

Travelers Asset Management International Corporation
Investment Subadvisor to the American Odyssey Intermediate-Term Bond Fund

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
              IN THE AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND
                        AND LBGC INTERMEDIATE BOND INDEX

                        INTERMEDIATE-TERM BOND            LBGC INTERMEDIATE
                        ----------------------            -----------------
5/31/93                         10000                         10000
6/30/93                         10170                         10157
9/30/93                         10440                         10386
12/31/93                        10455                         10403
3/31/94                         10232                         10192
6/30/94                         10120                         10131
9/30/94                         10170                         10214
12/31/94                        10157                         10203
3/31/95                         10559                         10649
6/30/95                         11098                         11181
9/30/95                         11257                         11365
12/31/95                        11682                         11763
3/31/96                         11604                         11665
6/30/96                         11649                         11759
9/30/96                         11840                         11968
12/31/96                        12143                         12241
3/31/97                         12191                         12227
6/30/97                         12528                         12587
9/30/97                         12796                         12927
12/31/97                        13066                         13204
3/31/98                         13288                         13409
6/30/98                         13528                         13661
9/30/98                         14022                         14274
12/31/98                        14168                         14315
Average Annual Total Return for the Fund for the periods
  ended 12/31/98:
One Year: 8.48%
Five Year: 6.25%
Since 5/17/93*: 6.44%

     Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.

---------------
     * Fund's inception date

          LEHMAN BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX

     This Index is composed of all domestic bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by Standard & Poor's) which are between 1 and 10 years to maturity. Issues must have amounts outstanding in excess of $25 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Index is rebalanced monthly by market capitalization.

                      This Page Intentionally Left Blank


------------------------------------------------------------------------------------------------------------------------------------
  Statements of Assets and Liabilities
  American Odyssey Funds, Inc. / December 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
                                          Global                         Emerging                                    Intermediate-
                                        High-Yield    International   Opportunities    Core Equity     Long-Term        Term
                                         Bond Fund     Equity Fund         Fund            Fund        Bond Fund      Bond Fund
                                       ------------   -------------   -------------   -------------  -------------  -------------
Assets
 Investments in securities, at
    cost ........................      $ 82,763,579   $ 224,993,418   $ 268,309,911   $ 364,025,648  $ 245,410,524  $ 126,757,234
====================================================================================================================================
Investments in securities, at
  value (see accompanying
  Portfolio of Investments)
  (Note 2) ......................      $ 78,679,305   $ 291,724,439   $ 256,392,094   $ 468,287,513  $ 249,947,519  $ 126,735,577
Cash ............................         1,735,113      10,661,540      21,926,889      17,634,347      5,309,088         41,340
Cash, denominated in foreign currency
  (cost, $4,055,907) ............                --       4,024,267              --              --             --             --
Receivables for:
  Investment securities sold ....           474,328              --       1,300,771              --             --             --
  Capital stock subscriptions ...            59,368          63,402         153,807         138,120        121,960         27,041
  Unrealized appreciation on
    forward foreign currency
    contracts (Note 8) ..........             2,400         219,939              --              --             --             --
  Interest ......................         1,600,687          44,640          65,846          38,347      2,879,462      1,188,435
  Dividends .....................                --         180,153          99,133         916,362             --             --
  Foreign tax reclaims ..........                --         215,430              --              --             --             --
                                       ------------   -------------   -------------   -------------  -------------  -------------
  Total assets ..................        82,551,201     307,133,810     279,938,540     487,014,689    258,258,029    127,992,393
                                       ------------   -------------   -------------   -------------  -------------  -------------
Liabilities
Payables for:
  Investment securities
    purchased ...................           452,554              --       5,764,292              --         12,382             --
  Delayed delivery transactions
    (Note 9) ....................                --              --              --              --      2,473,438             --
  Capital stock redemptions .....                --       5,651,059       5,620,833      13,776,103      1,125,959      1,546,010
  Unrealized depreciation on
    forward foreign currency
    contracts (Note 8) ..........             3,376       1,192,520              --              --             --             --
  Variation margin on open
    futures contracts (Note 6) ..                --              --              --              --         19,703             --
  Options written (premiums
    received $126,951) (Note 7) .                --              --              --              --        100,406             --
Payable to Adviser ..............            46,641         148,186         165,648         227,576        107,664         53,092
Accrued expenses ................            40,558          70,304          57,962          57,748         53,661         34,768
                                       ------------   -------------   -------------   -------------  -------------  -------------
  Total liabilities .............           543,129       7,062,069      11,608,735      14,061,427      3,893,213      1,633,870
                                       ------------   -------------   -------------   -------------  -------------  -------------
NET ASSETS ......................      $ 82,008,072   $ 300,071,741   $ 268,329,805   $ 472,953,262  $ 254,364,816  $ 126,358,523
                                       ============   =============   =============   =============  =============  =============
Capital shares outstanding ......         8,265,528      17,809,092      20,493,456      22,953,325     22,145,289     11,356,645
                                       ============   =============   =============   =============  =============  =============
Net asset value per share .......             $9.92          $16.85          $13.09          $20.61         $11.49         $11.13
                                       ============   =============   =============   =============  =============  =============
==================================================================================================================================
COMPOSITION OF NET ASSETS
Capital shares at par ...........       $    82,655   $     178,091   $     204,935   $     229,533  $     221,453  $     113,566
Additional paid-in-capital ......        85,685,231     239,610,216     256,456,780     297,670,207    228,177,172    115,941,202
Undistributed net investment
  income ........................         5,442,468         797,921              --       6,077,406     14,565,934      6,579,802
Accumulated net realized gain
  (loss) on investments, futures
  contracts, option contracts
  and foreign currency
  transactions ..................        (5,117,260)     (6,253,851)     23,585,907      64,714,251      7,256,299      3,745,610
Net unrealized appreciation
  (depreciation) on investments,
  translation of assets and
  liabilities in foreign
  currencies, futures contracts
  and option contracts ..........        (4,085,022)     65,739,364     (11,917,817)    104,261,865      4,143,958        (21,657)
                                       ------------   -------------   -------------   -------------  -------------  -------------
                                       $ 82,008,072   $ 300,071,741   $ 268,329,805   $ 472,953,262  $ 254,364,816  $ 126,358,523
                                       ============   =============   =============   =============  =============  =============


   The accompanying notes are an integral part of the financial statements.


------------------------------------------------------------------------------------------------------------------------------------
  Statements of Operations
  American Odyssey Funds, Inc. / For the year ended December 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
                                          Global                         Emerging                                     Intermediate-
                                        High-Yield    International    Opportunities    Core Equity      Long-Term        Term
                                         Bond Fund     Equity Fund         Fund             Fund         Bond Fund      Bond Fund
                                       ------------   -------------    ------------    -------------    ------------  -------------
INVESTMENT INCOME
Dividends ..........................   $          -   $   4,790,889(1) $    898,120(2) $   8,429,033(3) $          -  $           -
Interest ...........................      6,012,433         588,701         761,627          443,868      15,728,848      7,314,817
                                       ------------   -------------    ------------    -------------    ------------  -------------
  Total income .....................      6,012,433       5,379,590       1,659,747        8,872,901      15,728,848      7,314,817
                                       ------------   -------------    ------------    -------------    ------------  -------------
Expenses
Management fees (Note 3) ...........        451,932       1,634,996       1,891,669        2,553,003       1,197,713        589,370
Audit fees .........................         27,050          22,334          22,334           23,334          21,334         19,334
Director's fees & expenses .........          6,548          25,519          26,777           43,114          23,141         11,549
Custodian fees .....................         62,466         287,674         181,747          250,796         153,353         76,817
Legal fees .........................          3,559          12,136          12,347           20,740          10,738          6,539
Printing expense ...................          7,128          21,290         114,300           36,063          19,882          9,594
Amortization of organization
  expense ..........................          1,856           1,898           1,826            1,827           1,834          1,856
Miscellaneous expense ..............          2,497           9,506           9,596           14,861           8,428          4,500
                                       ------------   -------------    ------------    -------------    ------------  -------------
  Total expenses before directed
    brokerage arrangements .........        563,036       2,015,353       2,260,596        2,943,738      1, 436,423        719,559
                                       ------------   -------------    ------------    -------------    ------------  -------------
Less:
  Expenses paid under directed
    brokerage arrangements (Note 4).              -         (34,171)        (41,721)        (148,247)              -              -
                                       ------------   -------------    ------------    -------------    ------------  -------------
  Total expense reductions .........              -         (34,171)        (41,721)        (148,247)              -              -
                                       ------------   -------------    ------------    -------------    ------------  -------------
  Net expenses .....................        563,036       1,981,182       2,218,875        2,795,491       1,436,423        719,559
                                       ------------   -------------    ------------    -------------    ------------  -------------
   Net investment income (loss).....      5,449,397       3,398,408        (559,128)       6,077,410      14,292,425      6,595,258
                                       ------------   -------------    ------------    -------------    ------------  -------------
REALIZED and UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on
    security transactions ..........     (4,429,264)     (5,948,335)     24,973,514       64,714,251       4,056,236      3,745,609
  Net realized gain on futures
    contracts ......................              -               -               -                -       2,549,315              -
  Net realized gain on option
    contracts ......................              -               -               -                -         793,306              -
                                       ------------   -------------    ------------    -------------    ------------  -------------
    Net realized gain (loss) on
      security transactions,
      futures contracts and
      option contracts .............     (4,429,264)     (5,948,335)     24,973,514       64,714,251       7,398,857      3,745,609
  Net realized loss on foreign
    currency transactions ..........         (1,325)     (2,350,236)              -                -               -              -
  Net increase (decrease) in
    unrealized appreciation of
    investments, futures
    contracts and option
    contracts ......................     (4,468,181)     43,721,152     (45,105,846)      (4,421,205)       (853,133)      (608,893)
  Net change in unrealized
    depreciation of translation
    of assets and liabilities in
    foreign currencies .............           (748)     (1,855,478)              -                -               -              -
                                       ------------   -------------    ------------    -------------    ------------  -------------
    Net realized and unrealized
      gain (loss) on investments.        (8,899,518)     33,567,103     (20,132,332)      60,293,046       6,545,724      3,136,716
                                       ------------   -------------    ------------    -------------    ------------  -------------
  Net increase (decrease) in net
    assets from operations .........   $ (3,450,121)  $  36,965,511    $(20,691,460)   $  66,370,456    $ 20,838,149  $   9,731,974
                                       ============   =============    ============    =============    ============  =============

(1) Net of withholding taxes of $524,522.
(2) Net of withholding taxes of $919.
(3) Net of withholding taxes of $5,910.


   The accompanying notes are an integral part of the financial statements.

-----------------------------------------------------------------------------------------------------------------
  Statements of Changes in Net Assets
  American Odyssey Funds, Inc.
-----------------------------------------------------------------------------------------------------------------

                                                          Global High-Yield Bond Fund   International Equity Fund
                                                          ---------------------------  --------------------------
                                                            Year ended    Year ended    Year ended    Year ended
                                                           December 31,  December 31,  December 31,  December 31,
                                                               1998          1997          1998          1997
                                                          -------------  ------------  ------------  ------------
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income (loss) ..........................   $   5,449,397  $  2,959,840  $  3,398,408  $  3,549,725
Net realized gain (loss) on security transactions,
  futures contracts and option contracts ..............      (4,429,264)     (148,187)   (5,948,335)    9,593,909
Net realized gain (loss) on foreign currency
  transactions ........................................          (1,325)           --    (2,350,236)    5,039,668
Net increase (decrease) in unrealized appreciation
  (depreciation) of investments, translation of assets
  and liabilities in foreign currencies, futures
  contracts and option contracts ......................      (4,468,929)      473,223    41,865,674    (7,971,426)
                                                          -------------  ------------  ------------  ------------
  Net increase (decrease) in net assets resulting from
    operations ........................................      (3,450,121)    3,284,876    36,965,511    10,211,876
                                                          -------------  ------------  ------------  ------------


DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ............................         (20,259)   (3,005,205)   (5,154,657)   (3,549,725)
From net realized gains on investment transactions ....              --            --    (10,221,21)     (862,014)
In excess of net investment income or realized gains ..              --            --            --      (886,397)
                                                          -------------  ------------  ------------  ------------
  Total distributions to shareholders .................         (20,259)   (3,005,205)   (15,375,86)   (5,298,136)
                                                          -------------  ------------  ------------  ------------


CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares .........................      30,761,703    10,266,744    44,196,631    43,198,871
Distributions reinvested ..............................          20,259     4,750,901    15,375,867     9,953,160
Cost of shares repurchased ............................      (4,124,056)   (5,149,686)  (17,661,458)   (8,603,962)
                                                          -------------  ------------  ------------  ------------
  Net increase from capital share transactions ........      26,657,906     9,867,959    41,911,040    44,548,069
                                                          -------------  ------------  ------------  ------------
Net increase in net assets ............................      23,187,526    10,147,630    63,500,684    49,461,809


NET ASSETS
Beginning of year .....................................      58,820,546    48,672,916   236,571,057   187,109,248
                                                          -------------  ------------  ------------  ------------
End of year ...........................................   $  82,008,072  $ 58,820,546  $300,071,741  $236,571,057
                                                          =============  ============  ============  ============
Undistributed net investment income ...................   $   5,442,468  $     21,955  $    797,921  $  4,133,869
                                                          =============  ============  ============  ============


CAPITAL SHARES
Capital shares outstanding, beginning of year .........       5,704,494     4,754,313    15,277,557    12,410,280
Capital shares issued .................................       2,964,963       975,165     2,695,337     2,764,223
Capital shares from distributions reinvested ..........           1,925       462,176       918,510       652,615
Capital shares redeemed ...............................        (405,854)     (487,160)   (1,082,312)     (549,561)
                                                          =============  ============  ============  ============
Capital shares outstanding, end of year ...............       8,265,528     5,704,494    17,809,092    15,277,557
                                                          =============  ============  ============  ============

The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------

                                                                 Emerging Opportunities
                                                                          Fund                   Core Equity Fund
                                                                --------------------------   -------------------------
                                                                Year ended    Year ended     Year ended   Year ended
                                                                 December      December       December     December
                                                                    31,           31,            31,          31,
                                                                   1998          1997           1998         1997
                                                                ------------  ------------   ------------ ------------
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income (loss) ..........................         $  (559,128)  $  (446,526)   $  6,077,410    $4,944,217
Net realized gain (loss) on security transactions,
  futures contracts and option contracts ..............           24,973,514     4,178,737     64,714,251    48,900,932
Net realized gain (loss) on foreign currency
  transactions ........................................                   --           --              --            --
Net increase (decrease) in unrealized appreciation
  (depreciation) of investments, translation of assets
  and liabilities in foreign currencies, futures
  contracts and option contracts ......................          (45,105,846)   13,026,859     (4,421,205)   42,788,687
                                                                ------------  ------------    -----------   -----------
  Net increase (decrease) in net assets resulting from
    operations ........................................          (20,691,460)   16,759,070     66,370,456    96,633,836
                                                                ------------  ------------    -----------   -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ............................                   --            --        (40,202)   (4,951,911)
From net realized gains on investment transactions ....                   --            --    (48,900,936)   (4,293,241)
In excess of net investment income or realized gains ..                   --            --            --             --
                                                                ------------  ------------   ------------  ------------
  Total distributions to shareholders .................                   --            --    (48,941,138)   (9,245,152)
                                                                ------------  ------------   ------------  ------------


CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares .........................           49,422,449    66,649,338     58,159,646    63,233,692
Distributions reinvested ..............................                   --    14,364,919     48,941,138    25,394,006
Cost of shares repurchased ............................          (19,287,612)  (10,165,115)   (66,274,935)  (35,089,813)
                                                                ------------  ------------   ------------  ------------
  Net increase from capital share transactions ........           30,134,837    70,849,142     40,825,849    53,537,885
                                                                ------------  ------------   -----------   -----------
Net increase in net assets ............................            9,443,377    87,608,212     58,255,167   140,926,569


NET ASSETS
Beginning of year .....................................          258,886,428   171,278,216    414,698,095   273,771,526
                                                                ------------  ------------   -----------   ------------
End of year ...........................................         $268,329,805  $258,886,428   $472,953,262  $414,698,095
                                                                ============  ============   ============  ============
Undistributed net investment income ...................         $         --  $         --   $  6,077,406  $     40,198
                                                                ============  ============   ============  ============


CAPITAL SHARES
Capital shares outstanding, beginning of year .........           18,071,430    12,764,369     20,812,710    17,673,755
Capital shares issued .................................            3,809,758     4,984,206      2,836,416     3,512,120
Capital shares from distributions reinvested ..........                   --     1,087,428      2,387,373     1,520,884
Capital shares redeemed ...............................           (1,387,732)     (764,573)    (3,083,174)   (1,894,049)
                                                                ============  ============    ===========   ===========
Capital shares outstanding, end of year ...............           20,493,456    18,071,430     22,953,325    20,812,710
                                                                ============  ============    ===========   ===========

                                                                                               Intermediate-Term Bond
                                                                    Long-Term Bond Fund                Fund
                                                                  -----------------------     -------------------------
                                                                  Year ended   Year ended    Year ended    Year ended
                                                                  December      December      December      December
                                                                     31,           31,           31,           31,
                                                                     1998         1997          1998          1997
                                                                  -----------  ------------  ------------  ------------
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income (loss) ..........................           $14,292,425   $11,765,388    $6,595,258    $5,828,989
Net realized gain (loss) on security transactions,
  futures contracts and option contracts ..............            7,398,857      4,536,058     3,745,609       632,431
Net realized gain (loss) on foreign currency
  transactions ........................................                   --             --            --            --
Net increase (decrease) in unrealized appreciation
  (depreciation) of investments, translation of assets
  and liabilities in foreign currencies, futures
  contracts and option contracts ......................             (853,133)     5,890,460      (608,893)      785,322
                                                                 -----------   ------------   -----------   -----------
  Net increase (decrease) in net assets resulting from
    operations ........................................           20,838,149     22,191,906     9,731,974     7,246,742
                                                                 -----------   ------------   -----------   -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ............................             (114,595)   (11,872,559)      (37,668)   (5,989,855)
From net realized gains on investment transactions ....           (4,441,593)      (188,073)     (542,497)     (475,876)
In excess of net investment income or realized gains ..                   --             --            --            --
                                                                ------------  -------------  ------------  ------------
  Total distributions to shareholders .................           (4,556,188)   (12,060,632)     (580,165)   (6,465,731)
                                                                ------------  -------------  ------------  ------------


CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares .........................           31,060,308     31,371,836    17,626,605    13,449,251
Distributions reinvested ..............................            4,556,188     20,235,996       580,165    11,446,064
Cost of shares repurchased ............................          (16,387,992)    (3,579,271)   (9,595,690)   (3,465,766)
                                                                ------------  -------------  ------------  ------------
  Net increase from capital share transactions ........           19,228,504     48,028,561     8,611,080    21,429,549
                                                                ------------  -------------  ------------  ------------
Net increase in net assets ............................           35,510,465     58,159,835    17,762,889    22,210,560


NET ASSETS
Beginning of year .....................................          218,854,351    160,694,516   108,595,634    86,385,074
                                                                ------------   ------------  ------------  ------------
End of year ...........................................         $254,364,816   $218,854,351  $126,358,523  $108,595,634
                                                                ============   ============  ============  ============
Undistributed net investment income ...................         $ 14,565,934   $    114,595  $  6,579,802  $     37,666
                                                                ============   ============   ===========  ============


CAPITAL SHARES
Capital shares outstanding, beginning of year .........           20,383,564     15,828,492    10,531,347     8,470,117
Capital shares issued .................................            2,806,155      2,958,292     1,650,973     1,276,376
Capital shares from distributions reinvested ..........              414,953      1,934,930        54,629     1,114,771
Capital shares redeemed ...............................           (1,459,383)      (338,150)     (880,304)     (329,917)
                                                                 ===========   ============   ===========   ===========
Capital shares outstanding, end of year ...............           22,145,289     20,383,564    11,356,645    10,531,347
                                                                 ===========   ============   ===========   ===========

The accompanying notes are an integral part of the financial statements.


------------------------------------------------------------------------------------------------------------------------------------
   Financial Highlights
   American Odyssey Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Global High-Yield Bond Fund
                                                                 ----------------------------------------------------------------


                                                                                         Year ended December 31,
                                                                 ----------------------------------------------------------------
                                                                   1998  (1)     1997          1996          1995          1994
                                                                 --------      --------     ---------     ---------     ---------
NET ASSET VALUE
   Beginning of year .........................................   $  10.31      $  10.24     $   10.22     $    9.68     $   10.07
                                                                 --------      --------     ---------     ---------     ---------
OPERATIONS
   Net investment income (2)..................................       0.66          0.55          0.37          0.51          0.45
   Net realized and unrealized gain (loss) on investments ....      (1.05)         0.08          0.02          0.54         (0.46)
                                                                 --------      --------     ---------     ---------     ---------
   Total from investment operations ..........................      (0.39)         0.63          0.39          1.05         (0.01)
                                                                 --------      --------     ---------     ---------     ---------
DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income ......................      (0.00)        (0.56)        (0.37)        (0.51)        (0.38)
                                                                 --------      --------     ---------     ---------     ---------
   Total distributions .......................................      (0.00)        (0.56)        (0.37)        (0.51)        (0.38)
                                                                 --------      --------     ---------     ---------     ---------
NET ASSET VALUE
   End of year ...............................................   $   9.92      $  10.31     $   10.24     $   10.22     $    9.68
                                                                 ========      ========     =========     =========     =========
TOTAL RETURN (3)..............................................      (3.76)%        6.11%         3.80%        10.86%        (0.14)%
RATIOS/SUPPLEMENTAL DATA
   Net assets at end of year (000's omitted) .................   $ 82,008      $ 58,821     $  48,673     $  25,855     $  17,629
   Ratios of expenses to average net assets:
     Before repayments/reimbursements and directed brokerage
        arrangements .........................................       0.78%         0.66%         0.68%         0.76%         1.02%
     After repayments/reimbursements and directed brokerage
        arrangements (4)......................................       0.78%         0.74%         0.75%         0.75%         0.75%
   Ratios of net investment income to average net assets:
     Before repayments/reimbursements and directed brokerage
        arrangements .........................................       7.56%         5.53%         5.54%         5.77%         4.99%
     After repayments/reimbursements and directed brokerage
        arrangements .........................................       7.56%         5.45%         5.47%         5.78%         5.25%
   Portfolio turnover rate ...................................     193.04%       200.78%       154.51%        93.37%       233.25%
====================================================================================================================================

(1) Prior to May 1, 1998, the Global High-Yield Bond Fund was named the Short-Term Bond Fund and had a substantially different investment objective and investment program.
(2)  Net of expense reimbursements and repayments.
(3) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(4) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
   Financial Highlights
   American Odyssey Funds, Inc.
--------------------------------------------------------------------------------

                                                                                 International Equity Fund
                                                             -----------------------------------------------------------------


                                                                                  Year ended December 31,
                                                             -----------------------------------------------------------------
                                                                1998          1997           1996          1995         1994
                                                             ---------     ---------      ---------     ---------     --------
NET ASSET VALUE
   Beginning of year ..................................      $   15.48     $   15.08      $   12.68      $ 10.76      $  11.98
                                                             ---------     ---------      ---------     --------      --------

OPERATIONS
   Net investment income (loss) (1)....................           0.09          0.57           0.29         0.17         (0.05)
   Net realized and unrealized gain (loss) on
     investments ......................................           2.21          0.19           2.48         1.87         (0.78)
                                                             ---------     ---------      ---------     --------      --------
   Total from investment operations ...................           2.30          0.76           2.77         2.04         (0.83)
                                                             ---------     ---------      ---------     --------      --------

DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income ...............          (0.31)        (0.24)         (0.30)       (0.12)        (0.03)
   Distributions from net realized gains on
      investments .....................................          (0.62)        (0.06)         (0.07)          --         (0.26)
   Distributions in excess of net investment income or
     realized gains ...................................             --         (0.06)            --           --         (0.10)
                                                             ---------     ---------      ---------     --------      --------
   Total distributions ................................          (0.93)        (0.36)         (0.37)       (0.12)        (0.39)
                                                             ---------     ---------      ---------     --------      --------

NET ASSET VALUE
   End of year ........................................      $   16.85     $   15.48      $   15.08     $  12.68      $  10.76
                                                             =========     =========      =========     ========      ========
TOTAL RETURN (2).......................................          14.91%         5.04%         21.93%       19.00%        (6.98)%
RATIOS/SUPPLEMENTAL DATA
   Net assets at end of year (000's omitted) ..........      $ 300,072     $ 236,571      $ 187,109      $92,115      $ 51,712
   Ratios of expenses to average net assets:
     Before repayments/reimbursements and directed
       brokerage arrangements .........................           0.73%         0.79%          0.86%        1.00%         1.36%
     After repayments/reimbursements and directed
       brokerage arrangements (3)......................           0.72%         0.77%          0.83%        1.08%         1.25%
   Ratios of net investment income to average net
     assets:
     Before repayments/reimbursements and directed
       brokerage arrangements .........................           1.22%         1.61%          1.51%        1.70%         0.83%
     After repayments/reimbursements and directed
       brokerage arrangements .........................           1.23%         1.63%          1.54%        1.62%         0.94%
   Portfolio turnover rate ............................          20.65%        23.08%         21.54%       31.40%        50.25%

--------------------------------------------------------------------------------
(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
   Financial Highlights
   American Odyssey Funds, Inc.
--------------------------------------------------------------------------------

                                                                                    Emerging Opportunities Fund
                                                               -------------------------------------------------------------------

                                                                                       Year ended December 31,
                                                               -------------------------------------------------------------------
                                                                  1998           1997          1996          1995          1994
                                                               -----------    -----------   -----------   -----------   ----------
NET ASSET VALUE
   Beginning of year ........................................  $    14.33     $    13.42    $    15.02    $    11.84    $   10.94
                                                               -----------    -----------   -----------   -----------   ----------
OPERATIONS
   Net investment loss (1)...................................          --             --            --            --           --
   Net realized and unrealized gain (loss) on investments ...       (1.24)          0.91         (0.47)         3.81         1.06
                                                               -----------    -----------   -----------   -----------   ----------
   Total from investment operations .........................       (1.24)          0.91         (0.47)         3.81         1.06
                                                               -----------    -----------   -----------   -----------   ----------
DISTRIBUTIONS TO SHAREHOLDERS
   Distributions from net realized gains on investments .....          --             --         (1.13)        (0.58)       (0.16)
   Distributions in excess of net investment income or
     realized gains .........................................          --             --            --         (0.05)          --
                                                               -----------    -----------   -----------   -----------   ----------
   Total distributions ......................................          --             --         (1.13)        (0.63)       (0.16)
                                                               -----------    -----------   -----------   -----------   ----------
NET ASSET VALUE
   End of year ..............................................  $    13.09     $    14.33    $    13.42    $    15.02    $   11.84
                                                               ===========    ===========   ===========   ===========   ==========
TOTAL RETURN (2).............................................       (8.65)%         6.78%        (3.03)%       32.23%        9.69%
RATIOS/SUPPLEMENTAL DATA
   Net assets at end of year (000's omitted) ................  $  268,330     $  258,886    $  171,278    $  157,193    $  88,676
   Ratios of expenses to average net assets:
     Before repayments/reimbursements and directed brokerage
        arrangements ........................................        0.87%          0.86%         0.72%         0.77%        0.91%
     After repayments/reimbursements and directed brokerage
        arrangements (3).....................................        0.86%          0.86%         0.72%         0.77%        0.92%
   Ratios of net investment loss to average net assets:
     Before repayments/reimbursements and directed brokerage
        arrangements ........................................       (0.23)%        (0.20)%       (0.34)%       (0.26)%      (0.31)%
     After repayments/reimbursements and directed brokerage
        arrangements ........................................       (0.22)%        (0.20)%       (0.34)%       (0.26)%      (0.32)%
   Portfolio turnover rate ..................................      138.02%         80.36%        43.00%        36.02%       27.40%
====================================================================================================================================

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Financial Highlights
American Odyssey Funds, Inc.
--------------------------------------------------------------------------------

                                                                                        Core Equity Fund
                                                               --------------------------------------------------------------------

                                                                                      Year ended December 31,
                                                               --------------------------------------------------------------------
                                                                   1998         1997           1996          1995          1994
                                                               -----------   -----------    -----------   -----------   -----------
NET ASSET VALUE
   Beginning of year ........................................  $     19.93   $     15.49    $     13.32   $     10.06   $     10.33
                                                               -----------   -----------    -----------   -----------   -----------
OPERATIONS
   Net investment income (1).................................         0.26          0.24           0.26          0.25          0.16
   Net realized and unrealized gain (loss) on investments ...         2.82          4.65           2.83          3.63         (0.26)
                                                               -----------   -----------    -----------   -----------   -----------
   Total from investment operations .........................         3.08          4.89           3.09          3.88         (0.10)
                                                               -----------   -----------    -----------   -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income .....................        (0.00)        (0.24)         (0.27)        (0.24)        (0.17)
   Distributions from net realized gains on investments .....        (2.40)        (0.21)         (0.65)        (0.37)           --
   Distributions in excess of net investment income or
     realized gains .........................................           --            --             --         (0.01)           --
                                                               -----------   -----------    -----------   -----------   -----------
   Total distributions ......................................        (2.40)        (0.45)         (0.92)        (0.62)        (0.17)
                                                               -----------   -----------    -----------   -----------   -----------
NET ASSET VALUE
   End of year ..............................................  $     20.61   $     19.93    $     15.49   $     13.32   $     10.06
                                                               ===========   ===========    ===========   ===========   ===========
TOTAL RETURN (2).............................................        15.54%        31.67%         23.20%        38.56%        (1.01)
RATIOS/SUPPLEMENTAL DATA
   Net assets at end of year (000's omitted) ................  $   472,953   $   414,698    $   273,772   $   183,735   $   101,592
   Ratios of expenses to average net assets:
     Before repayments/reimbursements and directed brokerage
        arrangements ........................................         0.65%         0.67%          0.68%         0.72%         0.84%
     After repayments/reimbursements and directed brokerage
        arrangements (3).....................................         0.61%         0.65%          0.66%         0.70%         0.85%
   Ratios of net investment income to average net assets:
     Before repayments/reimbursements and directed brokerage
        arrangements ........................................         1.30%         1.36%          1.93%         2.32%         2.27%
     After repayments/reimbursements and directed brokerage
        arrangements ........................................         1.34%         1.38%          1.95%         2.33%         2.27%
   Portfolio turnover rate ..................................        51.52%        45.54%         45.73%        38.44%        48.16%
====================================================================================================================================

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
   Financial Highlights
   American Odyssey Funds, Inc.
--------------------------------------------------------------------------------

                                                                                     Long-Term Bond Fund
                                                            -------------------------------------------------------------------



                                                                                    Year ended December 31,
                                                            -------------------------------------------------------------------
                                                              1998           1997           1996           1995           1994
                                                            --------      ---------      ---------      --------       ---------
NET ASSET VALUE
   Beginning of year ................................       $  10.74      $   10.15       $  10.53      $   9.37       $   10.33
                                                            --------      ---------       --------      --------       ---------

OPERATIONS
   Net investment income (1).........................           0.66           0.61           0.50          0.53            0.37
   Net realized and unrealized gain (loss) on
     investments ....................................           0.31           0.61          (0.36)         1.57           (0.97)
                                                            --------      ---------       --------      --------       ----------
   Total from investment operations .................           0.97           1.22           0.14          2.10           (0.60)
                                                            --------      ---------       --------      --------       ----------

DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income .............          (0.01)         (0.62)         (0.52)        (0.57)          (0.34)
   Distributions from net realized gains on
     investments ....................................          (0.21)         (0.01)            --         (0.27)          (0.02)
   Distributions in excess of net investment income
     or realized gains ..............................             --             --             --         (0.10)             --
                                                            --------      ---------       --------      --------       ---------
   Total distributions ..............................          (0.22)         (0.63)         (0.52)        (0.94)          (0.36)
                                                            ---------     ----------      ---------     ---------      ----------

NET ASSET VALUE
   End of year ......................................       $  11.49      $   10.74       $  10.15      $  10.53       $    9.37
                                                            ========      =========       ========      ========       =========
TOTAL RETURN (2).....................................           9.04%         12.01%          1.34%        22.44%          (5.79)%
RATIOS/SUPPLEMENTAL DATA
   Net assets at end of year (000's omitted) ........       $254,365      $ 218,854       $160,695      $114,612       $  70,359
   Ratios of expenses to average net assets:
     Before repayments/reimbursements and directed
       brokerage arrangements .......................           0.60%          0.62%          0.63%         0.66%           0.73%
     After repayments/reimbursements and directed
       brokerage arrangements (3)....................           0.60%          0.62%          0.63%         0.70%           0.75%
   Ratios of net investment income to average net
     assets:
     Before repayments/reimbursements and directed
       brokerage arrangements .......................           5.96%          6.22%          5.88%         6.67%           7.08%
     After repayments/reimbursements and directed
       brokerage arrangements .......................           5.96%          6.22%          5.88%         6.63%           7.05%
   Portfolio turnover rate ..........................         224.48%        358.67%        369.32%       381.53%         152.91%
------------------------------------------------------------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
   Financial Highlights
   American Odyssey Funds, Inc.
--------------------------------------------------------------------------------

                                                                                 Intermediate-Term Bond Fund
                                                              -----------------------------------------------------------------

                                                                                    Year ended December 31,
                                                              -----------------------------------------------------------------
                                                                1998           1997          1996          1995          1994
                                                              ---------      ---------     ---------     --------      --------
NET ASSET VALUE
   Beginning of year ...................................      $  10.31       $  10.20      $  10.38      $  9.61       $ 10.28
                                                              ---------      ---------     ---------     --------      --------

OPERATIONS
   Net investment income (1)............................          0.58           0.59          0.61         0.54          0.38
   Net realized and unrealized gain (loss) on
     investments .......................................          0.29           0.17         (0.20)        0.90         (0.67)
                                                              ---------      ---------     ---------     --------      --------
   Total from investment operations ....................          0.87           0.76          0.41         1.44         (0.29)
                                                              ---------      ---------     ---------     --------      --------

DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income ................         (0.00)         (0.60)        (0.59)       (0.55)        (0.38)
   Distributions from net realized gains on investments.         (0.05)         (0.05)           --        (0.07)           --
   Distributions in excess of net investment income or
     realized gains ....................................            --             --            --        (0.05)           --
                                                              ---------      ---------     ---------     --------      --------
   Total distributions .................................         (0.05)         (0.65)        (0.59)       (0.67)        (0.38)
                                                              ---------      ---------     ---------     --------      --------

NET ASSET VALUE
   End of year .........................................      $  11.13       $  10.31      $  10.20      $ 10.38       $  9.61
                                                              =========      =========     =========     ========      ========
TOTAL RETURN (2)........................................          8.48%          7.50%         3.95%       15.01%        (2.85)%
RATIOS/SUPPLEMENTAL DATA
   Net assets at end of year (000's omitted) ...........      $126,359       $108,596      $ 86,385      $73,480       $48,571
   Ratios of expenses to average net assets:
     Before repayments/reimbursements and directed
       brokerage arrangements ..........................          0.60%          0.63%         0.66%        0.68%         0.75%
     After repayments/reimbursements and directed
       brokerage arrangements (3).......................          0.60%          0.63%         0.66%        0.75%         0.75%
   Ratios of net investment income to average net
     assets:
     Before repayments/reimbursements and directed
       brokerage arrangements ..........................          5.50%          5.90%         5.77%        6.19%         5.35%
     After repayments/reimbursements and directed
       brokerage arrangements ..........................          5.50%          5.90%         5.77%        6.11%         5.35%
   Portfolio turnover rate .............................        407.24%        215.97%       191.20%      137.14%        22.72%
--------------------------------------------------------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Portfolio of Investments
 American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31, 1998
--------------------------------------------------------------------------------

Principal
Amount (a)                                                             Value
--------------------------------------------------------------------------------
FOREIGN OBLIGATIONS -- 29.1%
Corporate Debt -- 9.7%
$     350,000   Ainsworth Lumber Co.,
                Yankee-Dollar (PIK)
                12.500%, 07/15/07 ...............................  $    346,500
      250,000   Algoma Steel, Inc.,
                Yankee-Dollar
                12.375%, 07/15/05 ...............................       187,500
      350,000   Call-Net Enterprises, Inc.,
                Yankee-Dollar
                8.000%, 08/15/08 ................................       332,500
      250,000   Call-Net Enterprises, Inc.,
                Yankee-Dollar, Step Up
                8.000%, 08/15/08 ................................       143,750
      200,000   Canadian Airlines Corp.,
                Yankee-Dollar
                10.000%, 05/01/05 ...............................       175,000
      200,000   Canadian Airlines Corp.,
                Yankee-Dollar
                12.250%, 08/01/06 ...............................       137,000
      400,000   Cenargo International Plc, 144A
                9.750%, 06/15/08 ................................       385,500
      400,000   Clearnet Communications, Inc.,
                Yankee-Dollar, Step Up
                14.750%, 12/15/05 ...............................       340,500
      450,000   Companhia Brasileira de
                Petroleo Ipiranga,
                Euro-Dollar, Variable Rate,
                Step Up
                10.625%, 02/25/02 ...............................       375,750
      500,000   Diamond Cable Communications
                Plc, Yankee-Dollar, Step Up
                10.750%, 02/15/07 ...............................       355,000
      500,000   Dolphin Telecom Plc, 144A,
                Step Up
                11.625%, 06/01/08 ...............................       145,000
      350,000   Hermes Euro Rail, Yankee-Dollar
                11.500%, 08/15/07 ...............................       367,500
      100,000   Hidroelectricia Piedra del
                Aguila SA, 144A
                10.625%, 10/09/01 ...............................        81,250
      400,000   HMV Media Group Plc Series B,
                Yankee-Dollar
                10.250%, 05/15/08 ...............................       384,000
      300,000   Imax Corp., Yankee-Dollar
                7.875%, 12/01/05 ................................       300,000
      400,000   International Utility
                Structures, Yankee-Dollar
                10.750%, 02/01/08 ...............................       378,000
      250,000   Intrawest Corp. 144A
                9.750%, 08/15/08 ................................       257,500
      400,000   Lodestar Holdings, Inc., 144A
                11.500%, 05/15/05 ...............................       322,000
      500,000   MetroNet Communications Corp.,
                Yankee-Dollar, Step Up
                9.950%, 06/15/08 ................................       300,000
      500,000   Microcell Telecommunication,
                Inc., Series B, Yankee-Dollar,
                Step Up
                14.000%, 06/01/06 ...............................       377,500
      400,000   Millar Western Forest,
                Yankee-Dollar
                9.875%, 05/15/08 ................................       302,000
      500,000   Rabobank Nederland Series
                EMTN, Euro-Dollar
                7.500%, 08/18/00 ................................       450,000
      400,000   Regional Independent Media,
                144A
                10.500%, 07/01/08 ...............................       406,000
      400,000   Stena Line AB, Yankee-Dollar
                10.625%, 06/01/08 ...............................       362,000
      250,000   Supercanal Holdings SA, 144A
                11.500%, 05/15/05 ...............................       151,250


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31, 1998 (continued)
--------------------------------------------------------------------------------

Principal
Amount (a)                                                             Value
--------------------------------------------------------------------------------

$     250,000   TeleWest Communications Plc,
                Yankee-Dollar
                9.625%, 10/01/06 ................................  $    255,000
      400,000   TeleWest Communications Plc,
                Yankee-Dollar, Step Up
                11.000%, 10/01/07 ...............................       333,000
                                                                ---------------
                                                                      7,951,000
                                                                ---------------
Government Obligations -- 19.4%
    1,295,000   Bulgaria Government Discount
                Note Series A, Variable Rate
                6.688%, 07/28/24 ................................       906,500
      285,000   Ecuador-Par, Step Up
                3.500%, 02/28/25 ................................       121,125
   50,000,000   Hungarian Government Bond
    (HUF)       15.000%, 07/24/01 ...............................       227,509
    5,332,500   Ivory Coast - Past Due
    (FRF)       Interest (Brady)
                1.900%, 03/29/18 ................................       257,747
    1,500,000   Ministry of Finance Russia,
                144A
                12.750%, 06/24/28 ...............................       450,000
      550,000   Peru-FLIRB - Series US,
                Variable Rate
                3.250%, 03/07/17 ................................       311,438
      600,000   Peru-PDI - Series US, Variable
                Rate
                4.000%, 03/07/17 ................................       376,500
      170,000   Poland - Bearer -  PDI, Step Up
                5.000%, 10/27/14 ................................       158,738
      410,000   Poland - Global Regulation D
                3.000%, 10/27/24 ................................       271,625
      600,000   Republic of Argentina Global
                Bond
                9.750%, 09/19/27 ................................       532,500
      250,000   Republic of Argentina Global
                Bond Series BGL
                11.000%, 10/09/06 ...............................       245,000
      900,000   Republic of Argentina Global
                Bond, Variable Rate
                6.062%, 03/31/23 ................................       658,125
    1,034,000   Republic of Argentina Series
                BB, Variable Rate
                6.188%, 03/31/05 ................................       878,900
    1,725,000   Republic of Argentina Series
                L-GP, Step Up
                5.750%, 03/31/23 ................................     1,241,999
      395,346   Republic of Argentina Series
       (ARS)    PRO1, Variable Rate
                3.011%, 04/01/07 ................................       290,809
      472,373   Republic of Argentina-Bocon -
                PRE2, Variable Rate
                5.010%, 04/01/01 ................................       329,244
      900,000   Republic of Brazil
                10.125%, 05/15/27 ...............................       598,500
    1,901,856   Republic of Brazil - C Bond,
                Variable Rate (PIK)
                8.000%, 04/15/14 ................................     1,138,865
      670,000   Republic of Brazil Discount
                Bond Series ZL, Variable Rate
                6.125%, 04/15/24 ................................       391,950
    1,718,400   Republic of Brazil Series
                EI-L, Variable Rate
                6.125%, 04/15/06 ................................     1,104,071
    1,113,600   Republic of Brazil Series
                EI-RG, Variable Rate
                6.125%, 04/15/06 ................................       715,488
      405,000   Republic of Colombia
                8.625%, 04/01/08 ................................       344,250
      195,000   Republic of Colombia, Variable
                Rate, Yankee-Dollar
                12.243%, 08/13/05 ...............................       178,425
      470,000   Republic of Panama
                8.875%, 09/30/27 ................................       439,450
      200,000   Republic of Panama - IRB,
                Variable Rate
                4.000%, 07/17/14 ................................       149,000

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31, 1998 (continued)
--------------------------------------------------------------------------------

Principal
Amount (a)                                                            Value
--------------------------------------------------------------------------------
$     700,000   Republic of Venezuela
                9.250%, 09/15/27 ................................  $    427,000
    1,071,425   Republic of Venezuela Series
                DL, Variable Rate
                5.938%, 12/18/07 ................................       679,016
      404,760   Republic of Venezuela-FLIRB
                Series A, Variable Rate
                6.125%, 03/31/07 ................................       251,710
      600,000   United Mexican States Global
                Bond
                11.500%, 05/15/26 ...............................       636,000
      250,000   United Mexican States Series
                W-A (d)
                6.250%, 12/31/19 ................................       194,688
    1,060,000   United Mexican States
                Series B (d)
                6.250%, 12/31/19 ................................       825,475
      750,000   United Mexican States
                Series D, Variable Rate(d)
                6.098%, 12/31/19 ................................       609,375
                                                                   ------------
                                                                     15,941,022
                                                                   ------------

Total Foreign Obligations
   (Cost $24,995,495) ...........................................    23,892,022
                                                                   ------------

U.S. Corporate Obligations -- 66.2%
      300,000   Ackerley Group, Inc., 144A
                9.000%, 01/15/09 ................................       306,000
      400,000   Adelphia Communications
                Corp. Series B
                8.375%, 02/01/08 ................................       410,000
      300,000   Aetna Industries, Inc.
                11.875%, 10/01/06 ...............................       306,000
      500,000   ALARIS Medical, Inc. 144A,
                Step Up
                11.125%, 08/01/08 ...............................       275,000
      400,000   Allied Holdings, Inc. Series B
                8.625%, 10/01/07 ................................       408,000
      350,000   Allied Waste North America,
                144A
                7.875%, 01/01/09 ................................       356,125
      400,000   American Cellular Corp., 144A
                10.500%, 05/15/08 ...............................       388,000
      400,000   American Communication
                Lines L.L.C./ACL, 144A
                10.250%, 06/30/08 ...............................       408,000
      400,000   American Eco Corp. Series B
                9.625%, 05/15/08 ................................       212,000
      400,000   American Lawyer Media, Inc.
                Series B
                9.750%, 12/15/07 ................................       413,000
      400,000   Ameristar Casinos, Inc.
                Series B
                10.500%, 08/01/04 ...............................       368,000
      200,000   Ampex Corp. 144A
                12.000%, 03/15/03 ...............................       209,000
      300,000   Anthony Crane Rentals 144A
                10.375%, 08/01/08 ...............................       289,500
      300,000   Applied Extrusion
                Technologies, Inc. Series B
                11.500%, 04/01/02 ...............................       310,500
      400,000   Archibald Candy Corp.
                10.250%, 07/01/04 ...............................       408,000
      400,000   Aurora Foods, Inc. Series B
                8.750%, 07/01/08 ................................       418,000
      400,000   Avalon Cable Holdings LLC,
                144A, Step Up
                11.875%, 12/01/08 ...............................       224,500
      400,000   Axia, Inc.
                10.750%, 07/15/08 ...............................       408,000
      250,000   Ball Corp. 144A
                8.250%, 08/01/08 ................................       261,875
      400,000   Bayou Steel Corp.
                9.500%, 05/15/08 ................................       378,000
      200,000   Brand Scaffold Services, Inc.
                10.250%, 02/15/08 ...............................       191,000
      400,000   Building Materials Corp.
                Series B
                7.750%, 07/15/05 ................................       396,000
      400,000   CapStar Broadcasting, Step Up
                12.750%, 02/01/09 ...............................       328,000

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31, 1998 (continued)
--------------------------------------------------------------------------------

Principal
Amount (a)                                                             Value
--------------------------------------------------------------------------------
$     250,000   Carrols Corp. 144A
                9.500%, 12/01/08 ................................  $    255,625
      300,000   Casino America, Inc.
                12.500%, 08/01/03 ...............................       331,500
      400,000   Casino Magic Corp.
                (Louisiana) Series B
                13.000%, 08/15/03 ...............................       452,000
      500,000   Century Communications
                Corp. Series B
                0.000%(b), 01/15/08 .............................       256,250
      400,000   Classic Communications, Inc.,
                Step Up
                13.250%, 08/01/09 ...............................       246,000
      400,000   Coaxial Communications,
                144A
                10.000%, 08/15/06 ...............................       415,000
      250,000   Coinstar, Inc., Step Up
                13.000%, 10/01/06 ...............................       206,250
      400,000   Comcast Cellular Holdings
                Series B
                9.500%, 05/01/07 ................................       425,000
      300,000   Continental Resources, Inc.
                10.250%, 08/01/08 ...............................       250,500
      400,000   Cumulus Media, Inc.
                10.375%, 07/01/08 ...............................       426,000
      400,000   Diamond Brands, Inc.
                10.125%, 04/15/08 ...............................       362,000
      300,000   Diamond Triumph Autoglass
                144A
                9.250%, 04/01/08 ................................       300,000
      500,000   Diva Systems, 144A, Step Up(d)
                12.625%, 03/01/08 ...............................       188,750
      400,000   Dobson Communications
                Corp.
                11.750%, 04/15/07 ...............................       398,000
      400,000   Dobson Wireline Co.
                12.250%, 06/15/08 ...............................       372,000
      250,000   Dobson/Sygnet Communications
                Corp. 144A
                12.250%, 12/15/08 ...............................       255,625
      250,000   DVI, Inc.
                9.875%, 02/01/04 ................................       239,170
      400,000   e. spire Communications,
                Inc.,
                Step Up
                10.625%, 07/01/08 ...............................       160,000
      500,000   e. spire Communications,
                Inc.,
                Step Up
                13.000%, 11/01/05 ...............................       320,000
      400,000   Eagle Family Foods Series
                B
                8.750%, 01/15/08 ................................       380,000
      400,000   Eagle Geophysical, Inc. Series B
                10.750%, 07/15/08 ...............................       334,000
      400,000   EchoStar Satellite
                Broadcasting, Step Up
                13.125%, 03/15/04 ...............................       399,000
      400,000   Empress Entertainment, Inc.
                8.125%, 07/01/06 ................................       402,000
      400,000   Exodus Communications, Inc.
                11.250%, 07/01/08 ...............................       402,000
      300,000   Fisher Scientific Group, Inc.,
                144A
                9.000%, 02/01/08 ................................       301,500
      300,000   Fitzgerald Gaming Corp. Series
                B
                12.250%, 12/15/04 ...............................       166,500
      400,000   Fleming Companies, Inc. Series
                B
                10.500%, 12/01/04 ...............................       376,000
      500,000   Focal Communications Corp.
                Series B, Step Up
                12.125%, 02/15/08 ...............................       265,000
      300,000   Fountain View, Inc. Series B
                11.250%, 04/15/08 ...............................       262,500
      250,000   Four M Corp. Series B
                12.000%, 06/01/06 ...............................       187,500
      400,000   Fresh Foods, Inc.
                10.750%, 06/01/06 ...............................       378,000
      400,000   Friendly Ice Cream Corp.
                10.500%, 12/01/07 ...............................       407,000


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31, 1998 (continued)
--------------------------------------------------------------------------------

Principal
Amount (a)                                                             Value
--------------------------------------------------------------------------------
$     250,000   FrontierVision Operating
                Partners L.P., 144A
                11.875%, 09/15/07 ...............................  $    210,313
      400,000   Galey & Lord, Inc. 144A
                9.125%, 03/01/08 ................................       348,000
      350,000   Gaylord Container Corp. Series B
                9.750%, 06/15/07 ................................       301,000
      400,000   General Binding Corp.
                9.375%, 06/01/08 ................................       400,000
      300,000   Geo Specialty Chemicals 144A
                10.125%, 08/01/08 ...............................       289,500
      400,000   Globalstar L.P.
                11.500%, 06/01/05 ...............................       300,000
      300,000   Globe Manufacturing, Inc. 144A
                10.000%, 08/01/08 ...............................       273,000
      250,000   Globix Corp. (d)
                13.000%, 05/01/05 ...............................       206,250
      400,000   Granite Broadcasting Corp.
                8.875%, 05/15/08 ................................       383,000
      400,000   Great Lakes Carbon Corp.
                Series B (PIK)
                10.250%, 05/15/08 ...............................       405,000
      400,000   GST USA, Inc., Step Up
                13.875%, 12/15/05 ...............................       286,000
      200,000   Gulf States Steel-Alabama
                13.500%, 04/15/03 ...............................        60,000
      400,000   Hard Rock Hotel, Inc. Series B
                9.250%, 04/01/05 ................................       402,000
      350,000   Hayes Lemmerz International,
                Inc. 144A
                8.250%, 12/15/08 ................................       350,000
      350,000   Helicon Group Ltd. Series B
                11.000%, 11/01/03 ...............................       367,500
      400,000   HMH Properties Series B
                7.875%, 08/01/08 ................................       388,000
      450,000   Hollinger International
                Publishing, Inc.
                9.250%, 02/01/06 ................................       472,500
      400,000   Hollywood Casino Corp.
                12.750%, 11/01/03 ...............................       424,000
      400,000   Hollywood Park, Inc. Series B
                9.500%, 08/01/07 ................................       396,000
      400,000   Home Products International,
                Inc.
                9.625%, 05/15/08 ................................       394,000
      350,000   Horseshoe Gaming L.L.C. Series B
                9.375%, 06/15/07 ................................       361,375
      350,000   Huntsman Corp.
                9.500%, 07/01/07 ................................       350,000
      400,000   Hyperion Telecommunications,
                Inc. Series B, Step Up
                13.000%, 04/15/03 ...............................       288,000
      400,000   ICN Pharmaceuticals, Inc.
                Series B
                9.250%, 08/15/05 ................................       410,000
      400,000   IMPAC Group, Inc. Series B
                10.125%, 03/15/08 ...............................       404,000
      400,000   InSight Health Services Corp.
                9.625%, 06/15/08 ................................       388,000
      400,000   Interep National Radio Sales,
                144A
                10.000%, 07/01/08 ...............................       414,000
      500,000   Intermedia Communication, Inc.
                Series B
                8.600%, 06/01/08 ................................       477,500
      400,000   International Home Foods, Inc.
                10.375%, 11/01/06 ...............................       433,000
      400,000   Iridium L.L.C.
                10.875%, 07/15/05 ...............................       342,000
      400,000   ITC/\DeltaCom, Inc.
                8.875%, 03/01/08 ................................       392,000
      400,000   IXC Communications, Inc.
                9.000%, 04/15/08 ................................       403,000
      335,000   Jackson Products, Inc.
                9.500%, 04/15/05 ................................       329,975

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31, 1998 (continued)
--------------------------------------------------------------------------------

Principal
Amount (a)                                                             Value
--------------------------------------------------------------------------------
$     400,000   James Cable Partners L.P.
                Series B
                10.750%, 08/15/04 ...............................  $    418,000
      400,000   Jones Intercable, Inc.
                8.875%, 04/01/07 ................................       426,000
      400,000   Jordan Telecommunications
                Products Series B
                9.875%, 08/01/07 ................................       398,000
      250,000   Key Energy Services, Inc.
                11.500%, 09/15/99 ...............................       240,000
      400,000   Keystone Consolidated
                Industries, Inc.
                9.625%, 08/01/07 ................................       384,000
       50,000   Krystal Co.
                10.250%, 10/01/07 ...............................        51,250
      400,000   L-3 Communications Corp.
                8.500%, 05/15/08 ................................       414,000
      300,000   Lady Luck Gaming Corp.
                11.875%, 03/01/01 ...............................       303,000
      400,000   Laroche Industries, Inc.
                Series B
                9.500%, 09/15/07 ................................       322,000
      400,000   Level 3 Communications, Inc.
                9.125%, 05/01/08 ................................       396,500
      400,000   Magellan Health Services, Inc.
                9.000%, 02/15/08 ................................       354,000
      300,000   Majestic Star Casino L.L.C.
                12.750%, 05/15/03 ...............................       315,000
      500,000   Marcus Cable Company L.P.,
                Step Up
                14.250%, 12/15/05 ...............................       477,500
      400,000   Maxim Group, Inc. Series B
                9.250%, 10/15/07 ................................       392,000
      250,000   MCII Holdings, Step Up
                12.000%(c), 11/15/02 ............................       203,125
      500,000   McLeodUSA, Inc., Step Up
                10.500%, 03/01/07 ...............................       382,500
      300,000   Motors and Gears, Inc. Series D
                10.750%, 11/15/06 ...............................       306,750
      200,000   Mrs. Fields Holding Co. -
                Unit, Step Up
                14.000%, 12/01/05 ...............................       115,000
      400,000   Mrs. Fields Original Cookies
                Series D
                10.125%, 12/01/04 ...............................       388,000
      400,000   NE Restaurant Company, Inc.
                10.750%, 07/15/08 ...............................       404,000
      500,000   Nextel Communications, Inc.,
                Step Up
                9.950%, 02/15/08 ................................       300,000
      300,000   NEXTLINK Communications, Inc.
                9.625%, 10/01/07 ................................       289,500
      400,000   Nortek, Inc. 144A
                8.875%, 08/01/08 ................................       410,000
      400,000   Northland Cable Television
                10.250%, 11/15/07 ...............................       423,000
      500,000   NTL, Inc., 144A, Step Up
                9.500%, 04/01/08 ................................       312,500
      500,000   NTL, Inc., 144A, Step Up
                11.500%, 10/01/08 ...............................       310,000
      250,000   Orion Network, Inc.
                11.250%, 01/15/07 ...............................       246,250
      400,000   Outboard Marine Corp., 144A
                10.750%, 06/01/08 ...............................       392,000
      250,000   Oxford Automotive, Inc.
                10.125%, 06/15/07 ...............................       261,250
      400,000   Oxford Health Plans, Inc., 144A
                11.000%, 05/15/05 ...............................       378,000
      400,000   P & L Coal Holdings Corp.
                Series B
                9.625%, 05/15/08 ................................       406,000
      300,000   Packaged Ice, Inc. Series B
                9.750%, 02/01/05 ................................       301,500
      400,000   Pathmark Stores, Inc.
                9.625%, 05/01/03 ................................       388,000
      400,000   Philipp Brothers Chemical,
                Inc., 144A
                9.875%, 06/01/08 ................................       394,000

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31, 1998 (continued)
--------------------------------------------------------------------------------

Principal
Amount (a)                                                             Value
--------------------------------------------------------------------------------
$     300,000   Pioneer Americas Acquisition
                Corp. Series B
                9.250%, 06/15/07 ................................  $    241,500
      200,000   Players International, Inc.
                10.875%, 04/15/05 ...............................       214,000
      300,000   Price Communications Cellular
                Holdings (PIK)
                11.250%, 08/15/08 ...............................       285,000
      400,000   Price Communications Wireless,
                Inc., 144A
                9.125%, 12/15/06 ................................       406,000
      400,000   Primus Telecomm Group, Inc.
                Series B
                9.875%, 05/15/08 ................................       382,000
      250,000   PSINet Inc., Euro-Dollar
                11.500%, 11/01/08 ...............................       261,250
      500,000   Qwest Communications
                International, Inc., Step Up
                9.470%, 10/15/07 ................................       388,750
      300,000   Randall's Food Markets, Inc.
                Series B
                9.375%, 07/01/07 ................................       322,500
      700,000   Regal Cinemas, Inc.
                9.500%, 06/01/08 ................................       731,500
      400,000   Republic Engineered Steels,
                Inc.
                9.875%, 12/15/01 ................................       404,000
      250,000   RSL Communications Plc, 144A
                10.500%, 11/15/08 ...............................       244,375
      200,000   Rural Cellular Corp. Series B
                9.625%, 05/15/08 ................................       201,500
      350,000   S.D. Warren Co. Series B
                12.000%, 12/15/04 ...............................       379,750
      400,000   Sabreliner Corp., 144A
                11.000%, 06/15/08 ...............................       354,000
      400,000   Salem Communications Corp.
                Series B
                9.500%, 10/01/07 ................................       415,000
      400,000   Samsonite Corp.
                10.750%, 06/15/08 ...............................       338,000
      400,000   Santa Fe Hotel, Inc.
                11.000%, 12/15/00 ...............................       380,000
      300,000   Sinclair Broadcast Group, Inc.
                10.000%, 09/30/05 ...............................       318,000
      250,000   SITEL Corp.
                9.250%, 03/15/06 ................................       205,000
      300,000   Splitrock Services Series B(d)
                11.750%, 07/15/08 ...............................       261,000
      400,000   Sprint Spectrum L.P.
                11.000%, 08/15/06 ...............................       464,000
      300,000   Stanadyne Automotive Corp.
                Series B
                10.250%, 12/15/07 ...............................       301,500
      400,000   Startec Global Communications
                Corp. (d)
                12.000%, 05/15/08 ...............................       346,000
      300,000   Station Casinos, Inc.
                9.750%, 04/15/07 ................................       310,500
      300,000   Tenet Healthcare Corp., 144A
                8.125%, 12/01/08 ................................       307,500
      400,000   Thermadyne Holdings Corp.
                9.875%, 06/01/08 ................................       378,000
      300,000   Time Warner Telecom L.L.C.
                9.750%, 07/15/08 ................................       313,500
      400,000   Trans World Airlines, Inc.
                11.375%, 03/01/06 ...............................       254,000
      400,000   Tri-state Outdoor Media
                11.000%, 05/15/08 ...............................       400,000
      400,000   Tropical Sportswear
                International Corp. Series B
                144A
                11.000%, 06/15/08 ...............................       423,000
      350,000   United Artists Theater Series B
                9.750%, 04/15/08 ................................       336,000
      500,000   United International Holdings,
                Inc., Series B, Step Up
                10.750%, 02/15/08 ...............................       265,000
      250,000   United Rentals (North America), Inc. 144A
                9.250%, 01/15/09 ................................       252,500

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31, 1998 (continued)
--------------------------------------------------------------------------------

Principal
Amount (a)/
Shares                                                                 Value
--------------------------------------------------------------------------------

$     400,000   US Office Products Co. 144A
                9.750%, 06/15/08 ................................  $    252,000
      300,000   Vencor Operating, Inc.
                9.875%, 05/01/05 ................................       258,000
      400,000   Waste Systems International,
                Inc., Convertible 144A
                7.000%, 05/13/05 ................................       386,000
      400,000   WCI Steel, Inc. Series B
                10.000%, 12/01/04 ...............................       396,000
      500,000   Winstar Communications, Inc., Step Up
                14.000%, 10/15/05 ...............................       361,875
      300,000   Wiser Oil Co.
                9.500%, 05/15/07 ................................       186,000
      400,000   Young Broadcasting, Inc.
                Series B
                8.750%, 06/15/07 ................................       402,000
                                                                ---------------
                                                                     54,271,208
                                                                ---------------

Total U.S. Corporate Obligations
   (Cost $57,217,709) ...........................................    54,271,208
                                                                ---------------

Preferred Stocks -- 0.6%
          200   Benedek Communications (PIK),
                11.5% *..........................................       166,500
          210   Rural Cellular Corp. Series B
                (PIK) *..........................................       195,825
        3,000   S.D. Warren Company
                Series B, 14% *..................................       153,750
                                                                  -------------

Total Preferred Stocks
   (Cost $550,375) ............................................         516,075
                                                                ---------------


Total Investments -- 95.9%
   (Cost $82,763,579)                                            $   78,679,305
Other assets in excess of liabilities -- 4.1%                         3,328,767
                                                                ===============
Total Net Assets-- 100.0%                                        $   82,008,072
                                                                ===============

Notes to the Portfolio of Investments:
Euro-Dollar -- Securities issued offshore that pay interest and principal in U.S. Dollars.
FLIRB -- Front Loaded Interest Reduction Bond
IRB -- Industrial Revenue Bond
PDI -- Past Due Interest
PIK -- Payment in Kind
Step Up -- Security is a "step up" bond where the coupon increases or steps up on predetermined date(s).
Variable Rate -- The rates shown on variable rate securities reflect the current interest rate at December 31, 1998, which are subject to change based upon the terms of the security, including varying reset dates.
Yankee-Dollar -- U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.
144A -- Securities restricted for resale to Qualified Institutional Buyers
ARS -- Argentina Peso
FRF -- French Franc
HUF -- Hungarian Forint
(a) The Principal Amount shown is expressed in United States Dollars unless stated otherwise.
(b)  Security is a zero coupon bond.
(c)  Rate shown is effective through 11/99. Thereafter, the rate will be 15%.
(d) Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
*    Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Investments by Country
  American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31, 1998
--------------------------------------------------------------------------------

                                                              Percentage of
        COUNTRY                                                Net Assets
     ----------------------------------------------------------------------
     United States                                                66.7%
     Argentina                                                     5.4
     Brazil                                                        5.3
     Canada                                                        4.7
     Mexico                                                        2.8
     Great Britain                                                 2.8
     Venezuela                                                     1.7
     Bulgaria                                                      1.1
     Netherlands                                                   1.0
     Peru                                                          0.8
     Panama                                                        0.7
     Columbia                                                      0.6
     Russia                                                        0.6
     Poland                                                        0.5
     Sweden                                                        0.4
     Ivory Coast                                                   0.3
     Hungary                                                       0.3
     Ecuador                                                       0.2
                                                                 -----
        Total                                                     95.9%
                                                                 =====

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
   Portfolio of Investments
   American Odyssey Funds, Inc. / International Equity Fund / December 31, 1998
--------------------------------------------------------------------------------

Shares                                                               Value
--------------------------------------------------------------------------------

Common Stocks -- 97.2%
Automotive -- 2.6%
        3,809   Bayerische Motoren Werke AG
                (BMW)............................................ $  2,957,048
          505   Bayerische Motoren Werke AG -
                New Shares.......................................      374,462
       82,000   Honda Motor Co., Ltd.............................    2,697,070
       44,345   Michelin - B.....................................    1,774,274
                                                                ---------------
                                                                     7,802,854
                                                                ---------------
Banking -- 13.3%
      110,976   ABN Amro Holdings................................    2,335,812
      176,091   Banco De Santader................................    3,504,634
      611,000   Bangkok Bank Co., Ltd*...........................    1,261,226
      292,025   Barclay's Plc....................................    6,296,877
       39,660   Bayerische Vereinsbank AG........................    3,107,508
      392,825   Development Bank of Singapore....................    3,547,406
      460,289   Lloyds TSB Group Plc.............................    6,547,841
      346,200   National Australia Bank Ltd......................    5,223,708
      120,685   National Westminster Bank Plc....................    2,327,217
       11,975   Royal Bank of Canada.............................      596,823
       16,761   UBS AG - Registered..............................    5,149,787
                                                                ---------------
                                                                    39,898,839
                                                                ---------------
Beverages, Food & Tobacco -- 7.3%
      421,755   British American Tobacco.........................    3,708,576
      219,130   Cadbury Schweppes Plc............................    3,737,021
      442,056   Diageo Plc.......................................    5,030,774
        4,175   Nestle...........................................    9,088,759
      218,650   San Miguel Corp. - B.............................      421,579
                                                                ---------------
                                                                    21,986,709
                                                                ---------------
Building Materials -- 0.1%
      278,000   Hume Industries..................................      168,968
                                                                ---------------
Chemicals -- 0.8%
       65,000   Fuji Photo Film..................................    2,420,288
                                                                ---------------
Commercial Services -- 3.1%
       93,000   Dai Nippon Printing Co., Ltd.....................    1,485,740
       30,145   Vivendi.......................................... $  7,824,952
                                                                ---------------
                                                                     9,310,692
                                                                ---------------
Communications -- 8.7%
       28,035   Alcatel Alsthom..................................    3,432,852
      346,500   Cable & Wireless.................................    4,260,391
       81,900   Koninklijke - KPN NV.............................    4,102,273
      756,261   Telecom Italia SpA...............................    6,466,939
      483,150   Vodafone Group Plc...............................    7,845,728
                                                                ---------------
                                                                    26,108,183
                                                                ---------------
Conglomerates -- 1.0%
        2,490   Alusuisse Lonza Holdings.........................    2,900,656
                                                                ---------------
Electric Utilities -- 2.2%
       45,725   EDP - Electricidade de
                Portugal SA......................................    1,006,755
       60,150   Veba AG..........................................    3,600,639
        3,313   Viag AG..........................................    1,943,412
                                                                ---------------
                                                                     6,550,806
                                                                ---------------
Electrical Equipment -- 1.7%
       13,600   Keyence Corp.....................................    1,675,938
      899,080   Siebe Plc........................................    3,545,252
                                                                ---------------
                                                                     5,221,190
                                                                ---------------
Electronics -- 3.8%
       63,000   Murata Manufacturing Co., Ltd....................    2,619,496
       24,000   Rohm Co. Ltd.....................................    2,189,426
       88,750   Sony Corp........................................    6,475,484
                                                                ---------------
                                                                    11,284,406
                                                                ---------------
Entertainment & Leisure -- 2.8%
      364,920   Granada Group Plc................................    6,451,019
      519,700   Ladbroke Group...................................    2,088,207
                                                                ---------------
                                                                     8,539,226
                                                                ---------------
Financial Services -- 0.2%
      392,100   Grupo Financiero Banamex*........................      514,631
                                                                ---------------
Food Retailers -- 1.7%
       88,855   Koninklijke Ahold NV.............................    3,285,893
      327,150   TI Group Plc.....................................    1,762,226
                                                                ---------------
                                                                     5,048,119
                                                                ---------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / International Equity Fund / December 31, 1998 (continued)
--------------------------------------------------------------------------------

Shares                                                               Value
--------------------------------------------------------------------------------
Heavy Machinery -- 4.2%
      109,305   Mannesmann AG...................................$   12,534,944
                                                                ---------------
Insurance -- 12.9%
      421,755   Allied Zurich Plc*..............................     6,290,898
       47,270   Axa.............................................     6,854,396
      181,575   International Nederlanden
                Groep...........................................    11,078,327
      415,630   Prudential Corp.................................     6,275,597
        3,193   Schw Ruckversicher..............................     8,324,921
                                                                ---------------
                                                                    38,824,139
                                                                ---------------
Media - Broadcasting
   & Publishing -- 3.2%
      141,000   Elsevier NV.....................................     1,976,002
      771,000   News Corp. Ltd..................................     5,097,852
      228,453   Singapore Press Holdings Ltd....................     2,478,441
                                                                ---------------
                                                                     9,552,295
                                                                ---------------
Medical Supplies -- 2.9%
      225,000   Takeda Chemical Industries
                Ltd.............................................     8,677,125
                                                                ---------------
Office Equipment -- 2.0%
      277,000   Canon...........................................     5,930,625
                                                                ---------------
Oil & Gas -- 4.6%
      222,877   Ente Nazionale Idrocarburi SpA..................     1,459,822
       61,510   Royal Dutch Petroleum Co........................     3,064,570
      743,550   Shell Transport & Trading.......................     4,568,074
       47,760   Total SA - B....................................     4,839,263
                                                                ---------------
                                                                    13,931,729
                                                                ---------------
Pharmaceuticals -- 10.3%
      240,050   Glaxo Wellcome Plc..............................     8,259,496
       81,245   Hoechst AG......................................     3,360,968
        4,022   Novartis........................................     7,906,472
          491   Roche Holding AG................................     5,991,380
      126,900   Zeneca Group....................................     5,525,429
                                                                ---------------
                                                                    31,043,745
                                                                ---------------
Retailers -- 3.5%
      169,000   KAO Corp........................................  $  3,820,600
      276,678   Kingfisher......................................     2,994,486
      371,700   Safeway Plc.....................................     1,867,681
      145,000   Shiseido Co., Ltd...............................     1,866,542
                                                                ---------------
                                                                    10,549,309
                                                                ---------------
Telephone Systems -- 3.5%
           71   NTT Mobile Communcations
                Network, Inc....................................     2,926,950
       14,520   Tele Danmark A/S - B............................     1,959,773
       49,690   Telefonica SA...................................     2,212,865
      698,700   Telstra Corp., Ltd..............................     3,269,846
                                                                ---------------
                                                                    10,369,434
                                                                ---------------
Transportation -- 0.8%
       77,900   TNT Post Group..................................     2,511,340
                                                                ---------------

Total Common Stocks
   (Cost $224,993,418)..........................................   291,680,252
                                                                ---------------

Rights -- 0.0%
Telephone Systems -- 0.0%
       49,690   Telefonica De Espana*...........................        44,187
                                                                ---------------

Total Rights
   (Cost $0)....................................................        44,187
                                                                ---------------

Total Investments -- 97.2%
   (Cost $224,993,418)..........................................   291,724,439
Other assets in excess of liabilities -- 2.8%...................     8,347,302

                                                                ---------------
Total Net Assets-- 100.0%.......................................$  300,071,741
                                                                ===============
Notes to the Portfolio of Investments:

*    Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
   Investments by Country
   American Odyssey Funds, Inc. / International Equity Fund / December 31, 1998
--------------------------------------------------------------------------------

                                                             Percentage of
       COUNTRY                                                Net Assets
     ---------------------------------------------------------------------
     Great Britain                                                 29.8%
     Japan                                                         14.3
     Switzerland                                                   13.1
     Netherlands                                                    9.5
     Germany                                                        9.3
     France                                                         8.2
     Australia                                                      4.5
     Italy                                                          2.6
     Singapore                                                      2.0
     Spain                                                          1.9
     Denmark                                                        0.7
     Thailand                                                       0.4
     Portugal                                                       0.3
     Canada                                                         0.2
     Mexico                                                         0.2
     Philippines                                                    0.1
     Malaysia                                                       0.1
                                                                 ------
        Total                                                      97.2%
                                                                 ======

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 1998
--------------------------------------------------------------------------------


Shares                                                                  Value
-------------------------------------------------------------------------------
Common Stocks -- 95.6%
Advertising -- 0.6%
    42,300    Lamar Advertising Co.* ........................  $     1,575,675
                                                               ----------------
Aerospace & Defense -- 2.3%
   121,238    AAR Corp. ........................................     2,894,532
   118,300    Kellstrom Industries, Inc.* ......................     3,401,125
                                                               ----------------
                                                                     6,295,657
                                                               ----------------
Apparel Retailers -- 1.0%
    33,600    Brylane, Inc.* ...................................       781,200
    50,400    Claire's Stores, Inc. ............................     1,033,200
   158,600    The Sports Authority, Inc.* ......................       832,650
                                                               ----------------
                                                                     2,647,050
                                                               ----------------
Automotive -- 0.4%
    72,495    Republic Industries, Inc.* ....................        1,069,301
                                                               ----------------
Banking -- 0.6%
    36,500    Alliance Bancorp, Inc. ...........................       714,031
    27,900    Bay Bancshares, Inc. .............................       404,550
    10,395    Community Capital Corp.* .........................        98,753
    22,700    Union Bancorp, Inc. ..............................       383,063
                                                               ----------------
                                                                     1,600,397
                                                               ----------------
Beverages, Food & Tobacco -- 0.7%
    21,000    Armanino Foods of Distinction, Inc.* .............        11,813
    50,350    Flowers Industries, Inc. .........................     1,205,253
    44,850    Tasty Baking .....................................       681,159
                                                               ----------------
                                                                     1,898,225
                                                               ----------------
Building Materials -- 0.5%
    26,200    Lone Star Industries .............................       964,488
     4,300    Southdown, Inc. ..................................       254,506
                                                               ----------------
                                                                     1,218,994
                                                               ----------------
Chemicals -- 1.1%
    33,700    Agrium, Inc. .....................................       292,769
   236,000    Calgon Carbon Corp. ..............................     1,770,000
    11,700    Potash Corp. of Saskatchewan, Inc. ...............       747,338
                                                               ----------------
                                                                     2,810,107
                                                               ----------------
Commercial Services -- 8.0%
   164,143    Allied Waste Industries,
              Inc.* ............................................     3,877,878
    29,300    Ambassadors International, Inc.* .................       432,175
   108,500    Boron LePore & Associates, Inc.* .................     3,743,250
    71,997    Concord EFS, Inc.* ...............................     3,050,873
   126,800    COR Therapeutics, Inc.* ..........................     1,680,100
   170,100    ICF International, Inc. -
              Class A* .........................................       244,519
    47,300    Lo-Jack Corp.* ...................................       561,688
     4,900    Madison Gas & Electric Co. .......................       111,475
   225,734    Personnel Group of American, Inc.* ...............
                                                                     3,950,345
    82,062    Rental Service Corp.* ............................     1,287,348
    79,100    Safety-Kleen Corp.* ..............................     1,117,288
    22,700    St. Joseph Light & Power .........................       407,181
    68,800    Transition Systems, Inc.* ........................     1,032,000
                                                               ----------------
                                                                    21,496,120
                                                               ----------------
Communications -- 0.9%
    13,600    Powerwave Technologies, Inc.* ....................       253,300
    29,700    Uniphase Corp.* ..................................     2,060,438
                                                               ----------------
                                                                     2,313,738
                                                               ----------------
Computer Hardware -- 0.2%
    16,700    Creative Technology Ltd.* ........................       250,500
    11,900    Tektronix, Inc. ..................................       357,744
                                                               ----------------
                                                                       608,244
                                                               ----------------
Computer Services -- 3.1%
    84,900    BISYS Group, Inc.* ...............................     4,382,963
    51,900    Mentor Graphics Corp.* ...........................       441,150
   126,100    Sequent Computer* ................................     1,521,081
   114,228    SPR, Inc.* .......................................     1,970,433
                                                               ----------------
                                                                     8,315,627
                                                               ----------------
Computer Software -- 9.3%
    53,100    Best Software, Inc.* .............................     1,261,125
    84,700    Electronics for Imaging* .........................     3,403,881
    55,900    Information Resources, Inc.* .....................       569,481
    42,595    Intuit, Inc.* ....................................     3,088,138
    40,400    Mercury Interactive Corp.* .......................     2,555,300

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 1998 (continued)
--------------------------------------------------------------------------------

Shares                                                              Value
-------------------------------------------------------------------------------

   118,000    Micromuse Inc.* ................................   $   2,301,000
   222,000    Novell, Inc.* ..................................       4,023,750
    56,100    Object Design, Inc.* ...........................         371,663
    88,433    PRI Automation, Inc.* ..........................       2,299,258
    46,500    Santa Cruz Operation, Inc.* ....................         206,344
   150,117    Summit Design, Inc.* ...........................       1,397,965
    41,800    Symix Systems, Inc.* ...........................         877,800
    43,400    Transaction Systems* ...........................       2,170,000
   134,900    Versant Object
              Technology Corp.* ..............................         295,094
                                                             ------------------
                                                                    24,820,799
                                                             ------------------
Education -- 0.3%
    24,100    Strayer Education, Inc. .....................            849,525
                                                             ------------------
Electric Utilities -- 0.0%
    12,000    Independent Energy Holdings ADR* ............            108,000
                                                             ------------------
Electronics -- 5.4%
     8,300    KLA-Tencor Corporation* ........................         360,013
    44,036    PMC-Sierra, Inc.* ..............................       2,779,773
    65,500    REMEC, Inc.* ...................................       1,179,000
    60,800    RF Micro Devices, Inc.* ........................       2,819,600
   128,420    Semtech Corp.* .................................       4,607,068
    17,500    Teradyne, Inc.* ................................         741,563
    26,700    TriQuint Semiconductor, Inc.* ..................         513,975
    86,300    VideoServer, Inc.* .............................       1,585,763
                                                             ------------------
                                                                    14,586,755
                                                             ------------------
Entertainment & Leisure -- 2.3%
   109,411    King World Productions,
              Inc.* ..........................................       3,220,786
   100,398    Premier Parks, Inc.* ...........................       3,037,040
                                                             ------------------
                                                                     6,257,826
                                                             ------------------
Food Retailers -- 0.6%
   103,148    General Nutrition Co.,
              Inc.* .......................................          1,676,155
                                                             ------------------
Forest Products & Paper -- 0.3%
    12,200    Boise Cascade Corp. ............................         378,200
     6,100    Georgia-Pacific Group ..........................         357,231
                                                             ------------------
                                                                       735,431
                                                             ------------------
Health Care Providers -- 9.1%
   151,154    American Retirement Corp.* .....................   $   2,371,228
   153,500    Coventry Health Care, Inc.* ....................       1,352,719
    90,600    Eclipsys Corp.* ................................       2,627,400
    95,949    Health Management Associates, Inc. -
              Class A* .......................................       2,074,897
   551,000    Mid Atlantic Medical Services* .................       5,406,688
     2,400    Pediatrix Medical Group, Inc.* .................         143,850
   136,700    Physician Reliance Network,
              Inc.* ..........................................       1,794,188
   117,992    Province Healthcare Co.* .......................       4,232,963
    83,254    Sunrise Assisted Living,
              Inc.* ..........................................       4,318,801
                                                             ------------------
                                                                    24,322,734
                                                             ------------------
Heavy Machinery -- 2.3%
    38,600    Brooks Automation, Inc.* .......................         564,525
    61,500    New Holland N.V. ...............................         841,781
    79,800    Smith International, Inc.* .....................       2,009,963
    63,000    Stewart & Stevenson Services, Inc. .............         614,250
    53,400    Tokheim Corp.* .................................         520,650
   218,300    Varco International, Inc.* .....................       1,691,825
                                                             ------------------
                                                                     6,242,994
                                                             ------------------
Home Construction, Furnishings & Appliances -- 0.5%
    15,000    American Woodmark Corp. ........................         513,750
    12,400    Gemstar International Group, Ltd.* .............         709,900
                                                             ------------------
                                                                     1,223,650
                                                             ------------------
Insurance -- 3.5%
   139,600    Annuity and Life Re (Holdings), Ltd. ...........       3,769,200
    14,800    Gryphon Holdings, Inc.* ........................         275,650
    27,636    Hartford Life, Inc. - Class A ..................       1,609,797
    77,300    Humana, Inc.* ..................................       1,376,906
    29,800    Motor Club of America* .........................         426,513
    49,000    Trigon Healthcare, Inc.* .......................       1,828,313
                                                             ------------------
                                                                     9,286,379
                                                             ------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 1998 (continued)
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------

Lodging -- 1.9%
    33,300    MGM Grand, Inc.* ................................   $     903,263
    94,968    Sun International Hotels Ltd.* ..................       4,315,109
                                                              ------------------
                                                                      5,218,372
                                                              ------------------
Media - Broadcasting
   & Publishing -- 3.6%
    87,900    Allegiance Telecom, Inc.* .......................       1,065,788
    41,700    Central European Media Enterprises Ltd.*.........         273,656
     4,200    Emmis Communications - Class A* .................         182,934
   213,000    Readers Digest Association, Inc. ................       5,364,938
    81,066    USA Networks, Inc.* .............................       2,685,311
                                                              ------------------
                                                                      9,572,627
                                                              ------------------
Medical Supplies -- 3.1%
    56,000    Arterial Vascular Engineering, Inc.* ............       2,940,000
    53,500    Mentor Corp. ....................................       1,251,563
   126,410    Mettler-Toledo International, Inc.* .............       3,547,381
    26,500    Orthofix International N.V.* ....................         371,000
    16,965    Schick Technologies, Inc.* ......................         171,771
                                                              ------------------
                                                                      8,281,715
                                                              ------------------
Metals -- 3.9%
    83,400    Armco, Inc.* ....................................         364,875
   342,100    Battle Mountain Gold Co. ........................       1,411,163
   116,400    Birmingham Steel Corp. ..........................         487,425
    81,300    Cambior, Inc. ...................................         401,419
   116,400    Cyprus Amax Minerals Co. ........................       1,164,000
   103,200    Hecla Mining Co.* ...............................         374,100
   133,200    Homestake Mining Co. ............................       1,223,775
   143,400    Kaiser Aluminum Corp.* ..........................         699,075
    50,000    Kinross Gold Corp.* .............................         115,625
   119,500    LTV Corp. .......................................         694,594
    26,500    Mueller Industries* .............................         538,281
    54,400    Newmont Mining Corp. ............................         982,600
    14,200    Reynolds Metals Co. .............................         748,163
     7,300    Texas Industries, Inc. ..........................         196,644
   460,000    TVX Gold, Inc.* .................................         833,750
    20,300    WHX Corporation* ................................         204,269
                                                              ------------------
                                                                     10,439,758
                                                              ------------------
Oil & Gas Distribution -- 0.4%
    25,400    MCN Energy Group, Inc. ..........................         484,188
     5,800    North Carolina Natural Gas
              Corp. ...........................................         192,488
    18,000    Washington Gas Light Co. ........................         488,250
                                                              ------------------
                                                                      1,164,926
                                                              ------------------
Oil & Gas Exploration -- 6.8%
    92,000    Barrett Resources Corp.* ........................       2,208,000
    50,300    Bellwether Exploration Co.* .....................         248,356
    40,200    Canadian 88 Energy Corp.* .......................         128,138
    13,800    Chieftain International, Inc.* ..................         198,375
    49,300    Devon Energy Corp. ..............................       1,512,894
   260,400    EEX Corp.* ......................................       1,822,800
    84,600    Forest Oil Corp.* ...............................         719,100
   113,900    HS Resources, Inc.* .............................         861,369
    46,100    Nuevo Energy Co.* ...............................         530,150
   110,100    Oryx Energy Co.* ................................       1,479,469
   145,400    Pioneer Natural
              Resources Co. ...................................       1,272,250
   377,200    Santa Fe Energy
              Resources, Inc.* ................................       2,781,850
   357,400    Seagull Energy Corp.* ...........................       2,256,088
   139,300    Snyder Oil Corp. ................................       1,854,431
    43,200    Titan Exploration, Inc.* ........................         283,500
                                                              ------------------
                                                                     18,156,770
                                                              ------------------
Oil & Gas Field Services -- 6.5%
   117,900    BJ Services Co.* ................................       1,842,188
   137,800    Global Marine, Inc.* ............................       1,266,038
    44,700    Hanover Compressor Co.* .........................       1,148,231
    16,300    Helmerich & Payne, Inc. .........................         315,813
    66,600    Marine Drilling Company, Inc.* ..................         511,988
    61,500    Nabors Industries, Inc.* ........................         834,094
    77,800    Noble Drilling Corp.* ...........................       1,006,538
   191,460    Ocean Energy, Inc.* .............................       1,208,591

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 1998 (continued)
--------------------------------------------------------------------------------

Shares                                                                 Value
-------------------------------------------------------------------------------
   256,700    Oceaneering International, Inc.* ...............   $   3,850,500
    64,400    Parker Drilling Co.* ...........................         205,275
    68,600    Petroleum Geo-Services ADR* ....................       1,080,450
    33,700    Precision Drilling Corp.* ......................         381,231
   111,600    Pride International, Inc.* .....................         788,175
    44,810    R&B Falcon Corp.* ..............................         341,676
    32,000    Rowan Co., Inc.* ...............................         320,000
    30,600    Santa Fe International Corp. ...................         447,525
    41,000    UTI Energy Corp.* ..............................         297,250
    54,000    Weatherford International, Inc.* ...............       1,046,250
    79,400    Western Gas Resources, Inc. ....................         456,550
                                                             ------------------
                                                                    17,348,363
                                                             ------------------
Pharmaceuticals -- 1.4%
    11,000    ALZA Corp.* ....................................         574,750
    48,300    Carter-Wallace .................................         947,888
    25,900    Fuisz Technologies, Ltd.* ......................         333,463
    79,300    Kos Pharmaceuticals, Inc.* .....................         465,888
    34,700    Matrix Pharmaceuticals, Inc.* ..................          91,088
    30,200    Pharmaceutical Product Development,
              Inc.* ..........................................         907,888
    11,400    Pharmacyclics, Inc.* ...........................         290,700
     7,100    West Co., Inc. .................................         253,381
                                                             ------------------
                                                                     3,865,046
                                                             ------------------
Real Estate -- 1.0%
    18,300    Heartland Partners LP* .........................         311,100
   103,531    MeriStar Hospitality Corp. REIT ................       1,921,794
     7,800    Storage USA, Inc. REIT .........................         252,038
    16,900    Washington Real Estate Investment Trust.........         314,763
                                                             ------------------
                                                                     2,799,695
                                                             ------------------
Restaurants -- 3.7%
    58,500    Brinker International, Inc.* ...................       1,689,188
    64,100    CKE Restaurants, Inc. ..........................       1,886,944
    86,304    Mortons Restaurant Group, Inc.* ................       1,628,988
    82,704    Outback Steakhouse, Inc.* ......................       3,297,822
    33,300    Papa John's International, Inc.* ...............       1,469,363
                                                             ------------------
                                                                     9,972,305
                                                             ------------------

Retailers -- 8.2%
    41,200    CompUSA, Inc.* .................................   $     538,175
    69,500    Eagle Hardware &
              Garden, Inc.* ..................................       2,258,750
    45,800    Guitar Center, Inc.* ...........................       1,127,825
    47,300    Homebase, Inc.* ................................         301,538
   117,278    Linens n Things, Inc.* .........................       4,647,141
    80,300    Michaels Stores* ...............................       1,452,932
    81,400    Micro Warehouse, Inc.* .........................       2,752,338
    48,700    Musicland Stores Corp.* ........................         727,456
    87,949    Renters Choice, Inc.* ..........................       2,792,381
   104,400    School Specialty, Inc.* ........................       2,231,550
   171,540    Trans World Entertainment
              Corp.* .........................................       3,269,981
                                                             ------------------
                                                                    22,100,067
                                                             ------------------
Textiles, Clothing & Fabrics -- 0.5%
    61,000    Osh Kosh B Gosh - Class A ....................         1,231,438
                                                             ------------------
Transportation -- 1.6%
    48,948    Coach USA, Inc.* ...............................       1,697,884
    26,200    Kirby Corp.* ...................................         522,363
    16,500    Newport News Shipbuilding, Inc. ................         551,719
    76,300    Offshore Logistics, Inc.* ......................         906,063
    50,300    Transport Corporation of America, Inc.*.........
                                                                       603,600
                                                             ------------------
                                                                     4,281,629
                                                             ------------------

Total Common Stocks
   (Cost $268,309,911) ....................................        256,392,094
                                                             ------------------

Total Investments -- 95.6%
   (Cost $268,309,911)                                             256,392,094
Other assets in excess of liabilities-- 4.4%                        11,937,711
                                                             ==================
Total Net Assets-- 100.0%                                        $ 268,329,805
                                                             ==================

Notes to the Portfolio of Investments:
REIT - Real Estate Investment Trust
ADR - American Depository Receipt
* Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
   Portfolio of Investments
   American Odyssey Funds, Inc. / Core Equity Fund / December 31, 1998
--------------------------------------------------------------------------------

Shares                                                               Value
--------------------------------------------------------------------------------
Common Stocks -- 99.0%
Aerospace & Defense -- 1.8%
   100,900    Lockheed Martin Corp. .........................$       8,551,275
                                                             ------------------
Airlines -- 2.9%
   105,400    AMR Corp.*......................................       6,258,125
   143,800    Delta Air Lines, Inc............................       7,477,600
                                                             ------------------
                                                                    13,735,725
                                                             ------------------
Automotive -- 3.6%
   173,700    Ford Motor Co...................................      10,194,019
    99,000    General Motors Corp.............................       7,084,688
                                                             ------------------
                                                                    17,278,707
                                                             ------------------
Banking -- 12.6%
   110,462    Associates First
              Capital Corp....................................       4,680,827
   206,987    BankAmerica Corp................................      12,445,093
   189,756    Chase Manhattan Corp............................      12,915,268
   296,200    Fleet Financial Group, Inc......................      13,236,438
   176,884    Washington Mutual, Inc..........................       6,754,758
   240,000    Wells Fargo Co..................................       9,585,000
                                                             ------------------
                                                                    59,617,384
                                                             ------------------
Beverages, Food & Tobacco -- 4.6%
   218,900    Conagra, Inc....................................       6,895,350
   141,600    Pepsico, Inc....................................       5,796,750
   170,300    Philip Morris Co., Inc..........................       9,111,050
                                                             ------------------
                                                                    21,803,150
                                                             ------------------
Computer Software
   & Processing -- 2.5%
   233,098    Electronic Data
              Systems Corp....................................      11,713,175
                                                             ------------------
Computers & Information -- 4.8%
   133,300    Compaq Computer.................................       5,590,269
    93,000    IBM Corp........................................      17,181,750
                                                             ------------------
                                                                    22,772,019
                                                             ------------------
Electric Utilities -- 8.4%
   126,400    Consolidated Edison, Inc........................       6,683,400
    71,500    FPL Group, Inc..................................       4,406,188
   331,200    PacifiCorp......................................       6,975,900
   127,300    PECO Energy Co..................................       5,298,863
   289,685    PG&E Corp.......................................       9,125,078
   182,100    Unicom Corp.....................................       7,022,231
                                                             ------------------
                                                                    39,511,660
                                                             ------------------
Electronics -- 2.7%
   109,000    Xerox Corp......................................      12,862,000
                                                             ------------------
Entertainment & Leisure -- 2.8%
   122,870    Eastman Kodak Co................................       8,846,640
   121,000    Hasbro, Inc.....................................       4,371,125
                                                             ------------------
                                                                    13,217,765
                                                             ------------------
Financial Services -- 5.3%
   153,900    Federal National
              Mortgage Association............................      11,388,600
   192,524    Morgan Stanley, Dean Witter and Co..............      13,669,204
                                                             ------------------
                                                                    25,057,804
                                                             ------------------
Forest Products & Paper -- 2.5%
   112,900    Fort James Corp.................................       4,516,000
   160,800    International Paper Co..........................       7,205,850
                                                             ------------------
                                                                    11,721,850
                                                             ------------------
Health Care Providers -- 2.1%
   398,800    Columbia/HCA
              Healthcare Corp.................................       9,870,300
                                                             ------------------
Heavy Construction -- 0.3%
    96,800    Foster Wheeler Corp.............................       1,276,550
                                                             ------------------
Heavy Machinery -- 0.5%
    46,800    Ingersoll-Rand Co...............................       2,196,675
                                                             ------------------
Home Construction, Furnishings & Appliances -- 1.5%
   129,300    Whirlpool Corp..................................       7,159,988
                                                             ------------------
Insurance -- 7.4%
   112,600    Aetna, Inc......................................       8,853,170
   216,866    Allstate Corp...................................       8,376,449
   174,000    Conseco, Inc....................................       5,317,875
   149,600    Hartford Financial Services Group, Inc..........       8,209,300
    38,600    TransAmerica Corp...............................       4,458,300
                                                             ------------------
                                                                    35,215,094
                                                             ------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Portfolio of Investments
 American Odyssey Funds, Inc. / Core Equity Fund / December 31, 1998 (continued)
--------------------------------------------------------------------------------

Shares                                                               Value
--------------------------------------------------------------------------------
Media - Broadcasting
   & Publishing -- 2.5%
    98,200    Time Warner, Inc................................. $     6,094,538
    90,600    Tribune Co.......................................       5,979,600
                                                              ------------------
                                                                     12,074,138
                                                              ------------------
Medical Supplies -- 1.7%
   127,700    Baxter International, Inc........................       8,212,706
                                                              ------------------
Metals -- 1.5%
   138,000    Reynolds Metals Co...............................       7,270,875
                                                              ------------------
Oil & Gas -- 9.8%
   166,400    Amerada Hess Corp................................       8,278,400
    58,400    Atlantic Richfield Co............................       3,810,600
   128,400    Coastal Corp.....................................       4,485,975
   337,200    Conoco, Inc. Class A*............................       7,039,050
   126,100    Exxon Corp.......................................       9,221,063
    65,800    Mobil Corp.......................................       5,732,825
   144,600    Texaco, Inc......................................       7,645,725
                                                              ------------------
                                                                     46,213,638
                                                              ------------------
Pharmaceuticals -- 1.9%
    65,500    Bristol Myers Squibb Co..........................       8,764,719
                                                              ------------------
Retailers -- 2.1%
    94,700    J.C. Penney Co., Inc.............................       4,439,063
   130,400    Sears Roebuck & Co...............................       5,542,000
                                                              ------------------
                                                                      9,981,063
                                                              ------------------
Telephone Systems -- 12.6%
   200,100    AT&T Corp........................................      15,057,525
   230,056    Bell Atlantic Corp...............................      12,192,968
    76,659    GTE Corporation..................................       4,982,835
   230,600    MCI Worldcom, Inc.*..............................      16,545,550
   197,400    SBC Communications, Inc..........................      10,585,575
                                                              ------------------
                                                                     59,364,453
                                                              ------------------
Transportation -- 0.6%
    50,800    FMC Corp.*.......................................       2,844,800
                                                              ------------------

Total Common Stocks
   (Cost $364,025,648).........................................     468,287,513
                                                              ------------------

Total Investments -- 99.0%
   (Cost $364,025,648)                                              468,287,513
Other assets in excess of liabilities -- 1.0%                         4,665,749
                                                              ==================
Total Net Assets -- 100.0%                                    $     472,953,262
                                                              ==================
Notes to the Portfolio of Investments:
*    Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
   Portfolio of Investments
   American Odyssey Funds, Inc. / Long-Term Bond Fund / December 31, 1998
--------------------------------------------------------------------------------

Principal
Amount                                                               Value
--------------------------------------------------------------------------------

FOREIGN OBLIGATIONS -- 13.0%

Corporate Debt
$       600,000    Comtel Brasileira Ltd., 144A,
                   Yankee-Dollar
                   10.750%, 09/26/04 .................          $       472,500
      3,500,000    Petroleos Mexicanos,
                   Yankee-Dollar
                   8.850%, 09/15/07 ..................                3,150,350
      2,300,000    Sumitomo Bank Treasury 144A,
                   Variable Rate
                   9.400%, 12/29/49 ..................                2,264,764
      1,818,429    YPF Sociedad Anonima, Yankee-Dollar
                   7.000%, 10/26/02 ..................                1,798,771
                                                               -----------------
                                                                      7,686,385
                                                               -----------------
Government Obligations
      1,230,000    Manitoba (Province) - Series EE,
                   Yankee-Dollar
                   9.500%, 09/15/18 ..................                1,719,540
        910,000    Ministry of Finance Russia, 144A
                   12.750%, 06/24/28 .................                  230,958
      2,000,000    Quebec Province
                   Yankee-Dollar
                   5.670%, 02/27/26 ..................                2,189,380
      3,340,000    Republic of Argentina - Series WW
                   11.000%, 12/04/05 .................                3,340,000
      5,950,200    Republic of Argentina Series BB,
                   Variable Rate
                   6.188%, 03/31/05 ..................                5,030,299
      7,295,356    Republic of Brazil - C Bond,
                   Variable Rate (PIK)
                   8.000%, 04/15/14 ..................                4,386,262
      4,396,800    Republic of Brazil Series EI-L,
                   Variable Rate
                   6.125%, 04/15/06 ..................                2,873,089
      2,000,000    Republic of Korea
                   8.875%, 04/15/08 ..................                2,057,330
      2,660,000    United Mexican States Global Bond
                   11.500%, 05/15/26 .................                2,826,250
        780,000    United Mexican States Series W-A
                   6.250%, 12/31/19 ..................                  605,746
                                                               -----------------
                                                                     25,258,854
                                                               -----------------

Total Foreign Obligations
   (Cost $35,584,443) ..............................                 32,945,239
                                                               -----------------

U.S. CORPORATE OBLIGATIONS -- 27.2%

Asset Backed and Mortgage Backed
      5,000,000    Asset Securitization Corp.
                   6.660%, 02/14/41 ..................                5,261,225
      1,020,000    Nomura Assets Securities Corp.,
                   REMIC
                   7.120%, 04/13/36 ..................                1,101,156
                                                               -----------------
                                                                      6,362,381
                                                               -----------------
Corporate Bonds & Notes
      2,000,000    Associates Corporation of North
                   America
                   8.150%, 08/01/09 ..................                2,376,180
      2,400,000    Bellsouth Telecommunication Corp.
                   7.000%, 10/01/25 ..................                2,689,344
        390,000    Burlington North Santa Fe
                   6.375%, 12/15/05 ..................                  402,051
      1,000,000    Cit Group Holdings
                   8.375%, 11/01/01 ..................                1,073,840
      1,500,000    Citicorp Capital I(e)
                   7.933%, 02/15/27 ..................                1,652,610
      1,350,000    Commonwealth Edison Co.
                   8.375%, 02/15/23 ..................                1,488,537
        500,000    Commonwealth Edison Co.
                   8.625%, 02/01/22 ..................                  550,690
        760,000    CSX Corp.
                   7.450%, 05/01/07 ..................                  828,180

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
   Portfolio of Investments
   American Odyssey Funds, Inc. / Long-Term Bond Fund / December 31, 1998 (continued)
--------------------------------------------------------------------------------

Principal
Amount                                                               Value
-------------------------------------------------------------------------------

$       400,000    Dean Witter Discover & Co.
                   6.250%, 03/15/00 ..................          $       402,736
      2,500,000    Ford Motor Co.
                   7.700%, 05/15/99 ..................                2,883,700
      2,000,000    Ford Motor Credit Corp.
                   5.750%, 01/25/01 ..................                2,017,320
        350,000    General Motors Acceptance Corp.
                   9.625%, 12/15/01 ..................                  389,326
      4,700,000    General Motors
                   Acceptance Corp.- Units
                   0.000%(a), 06/15/15 ...............                1,529,850
        356,800    GG1B Funding Corp.
                   7.430%, 01/15/11 ..................                  370,851
      2,400,000    GTE Corp.
                   6.940%, 04/15/28 ..................                2,606,520
        550,000    IBJ Preferred Cap L.L.C., 144A,
                   Variable Rate, FLIRB
                   8.790%, 12/29/49 ..................                  482,438
      2,000,000    International Paper Co.
                   7.000%, 06/01/01 ..................                2,049,120
      2,000,000    JP Morgan Co., Variable Rate
                   6.918%, 02/15/12 ..................                1,800,000
      1,500,000    JPM Capital Trust I
                   7.540%, 01/15/27 ..................                1,571,835
      2,000,000    Lockheed Martin
                   6.850%, 05/15/01 ..................                2,057,500
        600,000    Loews Corp.
                   7.625%, 06/01/23 ..................                  605,448
        700,000    NBD Bank N.A.
                   8.250%, 11/01/24 ..................                  858,130
        600,000    News America Holdings
                   8.250%, 10/17/96 ..................                  656,958
        400,000    News America, Inc.
                   6.750%, 01/09/38 ..................                  409,364
      1,400,000    News America, Inc., 144A
                   7.625%, 11/30/28 ..................                1,498,280
        900,000    Niagara Mohawk Power Series G
                   7.750%, 10/01/08 ..................                  989,640
        900,000    Niagara Mohawk Power Series H,
                   Step Up
                   8.500%, 07/01/10 ..................                  693,000
      2,000,000    Niagara Mohawk
                   Power Corp.
                   7.750%, 05/15/06 ..................                2,195,980
        740,000    Philip Morris Co., Inc.
                   7.000%, 07/15/05 ..................                  786,909
        690,000    Raytheon Co.
                   6.750%, 08/15/07 ..................                  730,510
      1,600,000    Republic of New York Corp.
                   7.200%, 07/15/97 ..................                1,683,552
      2,000,000    RJR Nabisco, Inc.
                   6.850%, 06/15/05 ..................                1,996,600
        200,000    RJR Nabisco, Inc.
                   8.500%, 07/01/07 ..................                  198,524
        380,000    RJR Nabisco, Inc.
                   8.750%, 08/15/05 ..................                  383,447
      4,260,000    Seagram (Joseph) & Sons, Inc.
                   7.600%, 12/15/28 ..................                4,288,883
      2,000,000    Southern California Edison
                   6.500%, 06/01/01 ..................                2,051,900
        400,000    Southern Union Co.
                   7.600%, 02/01/24 ..................                  418,796
        950,000    TCI Communications
                   8.750%, 08/01/15 ..................                1,180,176
      1,860,000    TCI Communications
                   9.650%, 03/31/27 ..................                2,296,802
        800,000    Telecommunications, Inc.
                   7.875%, 08/01/13 ..................                  937,256
      2,000,000    Time Warner Entertainment
                   8.375%, 03/15/23 ..................                2,427,960
      1,000,000    Time Warner Entertainment
                   8.375%, 07/15/33 ..................                1,225,540

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
   Portfolio of Investments
   American Odyssey Funds, Inc. / Long-Term Bond Fund December 31, 1998 (continued)
-------------------------------------------------------------------------------

Principal
Amount                                                                 Value
-------------------------------------------------------------------------------

$     2,400,000    U.S. West Capital Funding, Inc.
                   6.875%, 07/15/28 ..................
                                                                $     2,563,032
      2,400,000    Worldcom, Inc.
                   6.950%, 08/15/28 ..................                2,576,736
                                                              -----------------
                                                                     62,876,051
                                                              -----------------

Total U.S. Corporate Obligations
   (Cost $64,514,282) ................................               69,238,432
                                                               -----------------

U.S. Government and Agency Obligations -- 57.2%

U.S. Government Agency Mortgage Backed Obligations
     19,091,625    Federal Home Loan
                   Mortgage Corp.
                   6.500%, 09/01/27 ..................               19,222,403
     11,748,870    Federal Home Loan
                   Mortgage Corp.
                   7.000%, 01/01/28 ..................               11,986,432
      7,161,417    Federal Home Loan
                   Mortgage Corp., 30 yr. Gold
                   7.000%, 01/01/26 ..................                7,304,645
        923,972    Federal National
                   Mortgage Association
                   6.000%, 02/01/26 ..................                  912,848
        934,220    Federal National
                   Mortgage Association
                   6.000%, 10/01/27 ..................                  922,384
     10,510,250    Federal National
                   Mortgage Association
                   6.500%, 03/01/28 ..................               10,582,508
      8,371,802    Federal National
                   Mortgage Association
                   7.000%, 03/01/28 ..................                8,541,080
        905,239    Federal National
                   Mortgage Association
                   7.000%, 04/01/28 ..................                  923,543
        565,327    Federal National
                   Mortgage Association
                   8.500%, 12/01/26 ..................                  591,999
      1,383,721    Federal National
                   Mortgage Association
                   8.500%, 07/01/27 ..................                1,449,005
      2,500,000    Federal National
                   Mortgage Association, TBA
                   6.500%, 01/01/29 ..................                2,467,575
         40,197    Government National Mortgage
                   Association
                   7.000%, 01/15/23 ..................                   41,162
      5,607,256    Government National Mortgage
                   Association
                   7.000%, 04/15/23 ..................                5,741,774
         58,620    Government National Mortgage
                   Association
                   7.000%, 05/15/23 ..................                   60,026
        631,983    Government National Mortgage
                   Association
                   7.000%, 07/15/23 ..................                  647,144
        693,989    Government National Mortgage
                   Association
                   7.000%, 08/15/23 ..................                  710,638
        427,476    Government National Mortgage
                   Association
                   7.500%, 10/15/22 ..................                  441,159
        155,100    Government National Mortgage
                   Association
                   7.500%, 01/15/23 ..................                  160,065
      1,047,215    Government National Mortgage
                   Association
                   7.500%, 04/15/23 ..................                1,080,736
         77,559    Government National Mortgage
                   Association
                   7.500%, 05/15/23 ..................                   80,041
        727,286    Government National Mortgage
                   Association
                   7.500%, 06/15/23 ..................                  750,567
        268,491    Government National Mortgage
                   Association
                   7.500%, 07/15/23 ..................                  277,085

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
   Portfolio of Investments
   American Odyssey Funds, Inc. / Long-Term Bond Fund December 31, 1998 (continued)
--------------------------------------------------------------------------------

Principal
Amount                                                                  Value
--------------------------------------------------------------------------------

$       915,659    Government National Mortgage
                   Association
                   7.500%, 08/15/23 ..................          $       944,968
      1,022,993    Government National Mortgage
                   Association
                   7.500%, 10/15/23 ..................                1,055,739
        105,529    Government National Mortgage
                   Association
                   7.500%, 11/15/23 ..................                  108,907
      1,828,572    Government National Mortgage
                   Association
                   7.500%, 07/15/28 ..................                1,887,105
        194,728    Government National Mortgage
                   Association
                   9.500%, 09/15/30 ..................                  213,305
                                                               -----------------
                                                                     79,104,843
                                                               -----------------
U.S. Government Agency Obligations
      3,000,000    Federal Home Loan Bank
                   5.920%, 06/29/00 ..................                3,039,840
      3,000,000    Federal Home Loan
                   Mortgage Corp.
                   6.783%, 08/18/05 ..................                3,250,770
      3,000,000    Federal National
                   Mortgage Association
                   6.140%, 11/25/05 ..................                3,165,771
     20,000,000    Resolution Funding Corp.,
                   TIGER Coupon Strip
                   8.625%, 01/15/11(b) ...............               10,522,600
     15,000,000    Resolution Funding Corp.,
                   TIGER Principal Strip
                   8.625%, 01/15/30 ..................                2,735,550
                                                               -----------------
                                                                     22,714,531
                                                               -----------------
U.S. Treasury Bonds
     13,707,793    3.625%, 04/15/28II ................               13,296,559
                                                               -----------------
                                                                     13,296,559
                                                               -----------------
U.S. Treasury Notes
     10,557,408    3.375%, 01/15/07II ................               10,204,368
     10,241,955    3.625%, 01/15/08II ................               10,043,518
      5,230,000    5.625%, 12/31/02(c) ...............                5,404,054
      1,300,000    6.625%, 07/31/01(b) ...............          $     1,362,153
                                                              -----------------
                                                                     27,014,093
                                                              -----------------
U.S. Treasury Principal Strip
      8,500,000    0.000%, 08/15/20 ..................                2,562,665
      2,460,000    0.000%, 02/15/23 ..................                  663,292
                                                               -----------------
                                                                      3,225,957
                                                               -----------------

Total U.S. Government and Agency Obligations
   (Cost $142,893,706) ...............................              145,355,983
                                                               -----------------

Purchased Options -- 0.1%
        315,000    Eurodollar Future Call Option,
                   expires 1/15/99, Strike price
                   $95.00 (cost $59,633)..............                   22,050
        365,000    Eurodollar Future Call Option,
                   expires 3/15/99, Strike price
                   $94.50 (cost $173,395).............
                                                                        200,750
                                                                ----------------

Total Purchased Options
   (Cost $233,028) .................................                    222,800
                                                               -----------------

Short-Term Investments -- 0.9%

U.S. Government Agency Obligations -- 0.9%
$     2,200,000    Federal National
                   Mortgage Association
                   5.200%(d), 02/17/99 .............                  2,185,065
                                                               -----------------

Total Short-Term Investments
   (Cost $2,185,065) ...............................                  2,185,065
                                                               -----------------

Total Investments -- 98.3%
   (Cost $245,410,524)                                              249,947,519
Other assets in excess of liabilities -- 1.7%                         4,417,297
                                                               =================
Total Net Assets-- 100.0%                                      $    254,364,816
                                                               =================
Notes to the Portfolio of Investments:
FLIRB -- Front Loaded Interest Reduction Bond

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
   Portfolio of Investments
   American Odyssey Funds, Inc. / Long-Term Bond Fund / December 31, 1998 (continued)
--------------------------------------------------------------------------------

REMIC -- Real Estate Mortgage Investment Conduit
TBA -- Delayed Delivery Transaction (note 9)
TIGR -- Treasury Income Growth Receipts (a stripped U.S. Bond)
Yankee-Dollar -- U.S. Dollar denominated bonds issued by non-U.S.
   companies in the U.S.
144A - Securities restricted for resale to Qualified Institutional Buyers
II - Inflation Indexed
Variable rate -- The rates shown on variable rate securities reflect the current interest rate at December 31, 1998, which are subject to change based upon the terms of the security, including varying reset dates.
(a) Security is a zero coupon bond.
(b) All or a portion of these securities have been segregated to cover delayed delivery transactions.
(c) Security has been pledged to cover collateral requirements for open futures.
(d) Rate noted reflects yield to maturity at issue.
(e) An affiliate of American Odyssey Funds Management, Inc.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / Intermediate-Term Bond Fund / December 31, 1998
--------------------------------------------------------------------------------

Principal
Amount                                                                 Value
--------------------------------------------------------------------------------

FOREIGN OBLIGATIONS -- 7.2%

Corporate Debt
$     5,000,000   Telecom Corporation of New Zealand,
                  Ltd. - 144A
                  6.250%, 02/10/03 ...................           $    5,093,365
                                                                 ---------------
Government Obligations
      4,000,000   Province of Ontario Global Bond
                  5.500%, 10/01/08 ...................                4,015,400
                                                                 ---------------
Total Foreign Obligations
   (Cost $9,004,154) ...............................                  9,108,765
                                                                 ---------------
U.S. CORPORATE OBLIGATIONS -- 51.8%

Corporate Bonds & Notes
      4,100,000   CarrAmerica Realty Corp.
                  6.625%, 10/01/00 ...................                4,089,791
      3,000,000   Columbia/HCA Healthcare Corp.
                  6.870%, 09/15/03 ...................                2,887,890
      1,500,000   Columbia/HCA Healthcare Corp.
                  8.700%, 02/10/10 ...................                1,570,680
      6,000,000   Finova Capital Corp.
                  6.250%, 11/01/02 ...................                6,053,280
      4,000,000   Halliburton Co.
                  5.625%, 12/01/08 ...................                4,051,532
      4,600,000   Indiana Michigan Power Series MTNA
                  6.450%, 11/10/08 ...................                4,686,411
      6,000,000   Marlin Water, 144A
                  7.090%, 12/15/01 ...................                6,032,676
      3,000,000   Nationwide Health Properties
                  6.900%, 10/01/37 ...................                2,884,770
      6,000,000   NorAm Energy Corp.
                  7.500%, 08/01/00 ...................                6,147,480
      5,400,000   Norfolk Southern Corp.
                  6.875%, 05/01/01 ...................                5,552,334
      5,600,000   Petroleum Geo-Services ASA 144A
                  6.250%, 11/19/03 ...................                5,545,680
      3,420,000   Popular, Inc. Series MTN3
                  6.375%, 09/15/03 ...................                3,401,676
      6,000,000   Raytheon Co., 144A
                  6.000%, 12/15/10 ...................                6,007,608
      5,000,000   RJR Nabisco, Inc.
                  6.700%, 06/15/02 ...................                5,000,200
        350,000   TCI Communications, Inc.
                  6.375%, 05/01/03 ...................                  362,441
      1,000,000   Time Warner Entertainment
                  7.250%, 09/01/08 ...................                1,098,200
                                                                 ---------------
                                                                     65,372,649
                                                                 ---------------
Total U.S. Corporate Obligations
   (Cost $65,360,106) ..............................                 65,372,649
                                                                 ---------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 34.1%

U.S. Government Agency Obligations
     20,000,000   Federal Home Loan Mortgage Corp.
                  4.750%, 12/14/01 ...................               19,918,800
                                                                 ---------------
U.S. Treasury Notes
      5,000,000   4.250%, 11/15/03 ...................                4,935,950
      5,200,000   5.875%, 11/15/05 ...................                5,546,944
     12,000,000   6.625%, 04/30/02 ...................               12,699,360
                                                                 ---------------
                                                                     23,182,254
                                                                 ---------------
Total U.S. Government and Agency Obligations
   (Cost $43,239,865) ..............................                 43,101,054
                                                                 ---------------
SHORT-TERM INVESTMENTS -- 7.2%

Commercial Paper
      1,360,000   Coca Cola Co.
                  5.070%(a), 02/05/99 ................                1,353,296
      1,000,000   Dupont (EI) De Nemours Co.
                  5.000%(a), 02/25/99 ................                  992,361

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / Intermediate-Term Bond Fund / December 31, 1998 (continued)
--------------------------------------------------------------------------------

Principal
Amount                                                              Value
--------------------------------------------------------------------------------

$     5,000,000   General Electric Capital Corp.
                  5.950%(a), 01/08/99 ................           $    4,994,215
      1,814,000   Household Finance Corp.
                  5.050%(a), 01/04/99 ................                1,813,237
                                                                 ---------------
                                                                      9,153,109
                                                                 ---------------

Total Short-Term Investments
   (Cost $9,153,109) ...............................                  9,153,109
                                                                  --------------

Total Investments -- 100.3%
   (Cost $126,757,234)                                              126,735,577
Liabilities in excess of other assets -- (0.3)%                        (377,054)
                                                                 ---------------
Total Net Assets -- 100.0%                                          126,358,523
                                                                 ===============
Notes to the Portfolio of Investments:
144A -- Securities restricted for resale to Qualified
     Institutional Buyers
(a) Rate noted reflects yield to maturity at issue.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
American Odyssey Funds, Inc. / December 31, 1998
--------------------------------------------------------------------------------

NOTE 1.  Organization
American Odyssey Funds, Inc., (the "Company"), was organized as a Maryland corporation in December 1992. It is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. It consists of six separate funds (the "Fund(s)"): Global High-Yield Bond Fund, International Equity Fund, Emerging Opportunities Fund, Core Equity Fund, Long-Term Bond Fund and Intermediate-Term Bond Fund. Prior to May 1, 1998, the Global High-Yield Bond Fund was named the Short-Term Bond Fund and had a substantially different investment objective and investment program. Shares of the Funds are offered only to life insurance company separate accounts to serve as the underlying investment vehicle for variable annuity and variable life insurance contracts; qualified retirement plans, including (s).403(b) arrangements, as permitted by Treasury regulations; and insurance companies and their affiliates.

NOTE 2.  Significant Accounting Policies
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

a)  Securities Valuation
Securities traded on a national exchange and those traded on over-the-counter markets are valued at the last sales price; if there was no sale on such day, the securities are valued at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair market value, at which time the security will be valued at its fair value as determined in good faith by the Board of Directors.

Futures contracts and options are valued based upon their quoted daily settlement prices.

b)  Off Balance Sheet Risk
The Funds may utilize futures contracts, options, and forward foreign currency contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values and for investment purposes. The primary risks associated with the use of these financial instruments are (a) an imperfect correlation between the change in market value of the other securities held by the Funds and the change in market value of these financial instruments, (b) the possibility of an illiquid market, and (c) the non-performance of the counterparties under the terms of the contract. As a result, the use of these financial instruments may involve, to a varying degree, risk of loss in excess of the amount recognized in the Statement of Assets and Liabilities.

c)  Futures Contracts
Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to the broker depending upon whether unrealized gains or losses are incurred. Gains and losses are realized upon the expiration or closing of the futures contract.

d)  Options
The premium paid by the Fund for the purchase of a call or put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current market value of the option purchased. The current market value of a purchased option is the last reported sale price on the principal exchange on which such option is traded. If an option which the Fund has purchased expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as an asset with an equivalent liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased.

e)  Forward Foreign Currency Contracts
The Funds may enter into forward foreign currency contracts to manage their exposure to fluctuations in certain foreign currency values. The Global High-Yield Bond Fund may enter into forward foreign currency contracts for investment purposes as well. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values and interest rates.

f)  Repurchase Agreements
The Funds may enter into repurchase agreements (on an individual Fund basis or in conjunction with the other Funds) with the seller wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The Funds will not enter into repurchase agreements unless the agreement is fully collateralized. Securities purchased subject to the repurchase agreement are deposited with a custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value at least equal to the repurchase price plus accrued interest. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the seller is required to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain the right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

g)  Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when accrued.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

h)  Organization Expenses
Organization expenses totaling $147,450 were deferred and amortized on a straight-line basis over a five year period ending May 1998.

i)  Taxes
It is the Company's policy to comply with the provisions of the Internal Revenue Code Subchapter M applicable to a regulated investment company. Under such provisions, the Company will not be subject to federal income tax as the Company intends to distribute as dividends substantially all of the net investment income, if any, of each Fund. The Company also intends to distribute annually all of its net realized capital gains. Such dividends and distributions are automatically reinvested in additional shares of the Funds.

j)  Distributions
Dividends from net investment income and capital gains distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles. As a result, dividends and distributions differ from net investment income and net realized capital gains due to timing differences, primarily the deferral of losses due to wash sales and the deferral of net realized capital losses recognized subsequent to October 31, 1998. Distributions which were the result of permanent differences between book and tax rules, primarily due to the differing treatment of foreign currency transactions and the inability to carry net operating losses forward to future years, have been reclassified to additional paid-in capital, undistributed net investment income and accumulated net realized gain on investments, futures contracts, option contracts and foreign currency transactions.

k)  Securities Transactions
Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily as earned.

NOTE 3. Management, Subadvisory, and Transfer Agency Agreements and Transactions with Affiliates
The Company has entered into a management agreement with American Odyssey Funds Management, Inc. (AOFM), pursuant to which AOFM manages the investment operations of the Company and administers the Company's affairs. AOFM has entered into subadvisory agreements for investment advisory services in connection with the management of each of the Funds. AOFM supervises the subadvisors' performance of advisory services and will make recommendations to the Company's Board of Directors with respect to the retention or renewal of the subadvisory agreements. AOFM pays for the cost of compensating officers of the Company, occupancy, and certain clerical and accounting costs of the Company. The Company bears all other costs and expenses. Each Fund pays AOFM a fee for its services that is computed daily and paid monthly at an annual rate of 0.25% of the Fund's average net assets. Each Fund pays its respective subadvisor(s) directly. Prior to May 1, 1998, AOFM paid each of the subadvisors out of the fees it received from the Funds. AOFM's fee at that time was equal to an annual rate (see table) plus 0.25% of each Fund's average net assets.

AOFM's management fees for the period January 1, 1998 to April 30, 1998 were $2,595,046, of which $1,455,406 was paid to the subadvisors. AOFM's management fees for the period May 1, 1998 to December 31, 1998 were $2,394,018. During the period May 1, 1998 to December 31, 1998, the Funds also paid $3,329,619 to the Subadvisors.

Each Fund pays its subadvisor (or, for any Fund with more than one subadvisor, each of its subadvisors) a fee that is computed daily and paid monthly at the annual rates specified below based upon the value of the Fund's average daily net assets allocated to that subadvisor.


Fund & Subadvisor                                                              Subadvisor's Fee
-----------------------------------------------------          ---------------------------------------------------
Global High-Yield Bond Fund
- Credit Suisse Asset Management                               .   0.425% of assets
   (formerly BEA Associates)

International Equity Fund
- Bank of Ireland Asset Management (U.S.) Limited              .   0.45% for first $50 million in assets, plus
                                                               .   0.40% for next $50 million in assets, plus
                                                               .   0.30% for assets over $100 million

Emerging Opportunities Fund
- Chartwell Investment Partners                                .   0.70% for the first $50 million in assets, plus
                                                               .   0.50% for the next $50 million in assets, plus
                                                               .   0.45% for assets over $100 million
- SG Cowen Asset Management                                    .   0.50% for the first $50 million in assets, plus
                                                               .   0.45% for the next $50 million in assets, plus
                                                               .   0.40% for assets over $100 million

Core Equity Fund
- Equinox Capital Management, LLC                              .   0.35% for first $100 million in assets, plus
                                                               .   0.30% for assets over $100 million

Long-Term Bond Fund
- Western Asset Management Company                             .   0.25% for the first $250 million in assets, plus
                                                               .   0.15% for assets over $250 million

Intermediate-Term Bond Fund
- Travelers Asset Management
    International Corporation                                  .   0.25% for the first $100 million in assets, plus
                                                               .   0.20% for the next $100 million in assets, plus
                                                               .   0.15% for assets over $200 million

On May 1, 1998 Chartwell Investment Partners replaced Wilke/Thompson Capital Management, Inc. ("Wilke/Thompson") as a subadvisor of the Emerging Opportunities Fund. Prior to this date, Wilke/Thompson was paid .40% for the first $100 million in assets allocated to Wilke/Thompson and .30% for assets over $100 million allocated to Wilke/Thompson.

On May 1, 1998 Credit Suisse Asset Management (formerly BEA Associates) replaced Smith Graham Asset Managers, L.P. ("Smith Graham") as subadvisor of the Short-Term Bond Fund. Prior to this date, Smith Graham was paid .25% for the first $100 million in assets and .15% for assets over $100 million.

The Company has entered into a transfer agency agreement with AOFM pursuant to which AOFM is responsible for shareholders' record keeping and communications. AOFM does not currently charge any additional fees for these services.

Travelers Asset Management International Corporation, an affiliate of AOFM, serves as subadvisor for the Intermediate- Term Bond Fund.

The Core Equity Fund realized a gain of $2,892,455 and dividend income of $62,656 related to the Fund's investment in an affiliate of AOFM.

NOTE 4.  Directed Brokerage Arrangements
The International Equity Fund, Emerging Opportunities Fund and Core Equity Fund have entered into brokerage service arrangements with certain broker-dealers. The broker-dealers have agreed to pay certain Fund expenses in exchange for the Fund directing a portion of the fund brokerage to these broker-dealers. In no event would the Fund pay additional brokerage or receive inferior execution of transactions for fund brokerage so allocated.


Under these arrangements for the year ended December 31, 1998, broker-dealers paid custodian expenses for the International Equity Fund, Emerging Opportunities Fund and the Core Equity Fund of $34,171, $41,721 and $148,247, respectively.


NOTE 5.  Securities Transactions
The cost of purchases and proceeds from sales of investment securities (excluding short-term investments and repurchase agreements), for the year ended December 31, 1998 were:

                                  Global                         Emerging                                         Intermediate-
                                High-Yield     International   Opportunities    Core Equity        Long-Term           Term
                                 Bond Fund      Equity Fund        Fund             Fund           Bond Fund         Bond Fund
                             --------------- ---------------- ---------------  ---------------  ---------------  ----------------
Purchases:
   U.S. Government.........  $   31,934,748  $     --         $    --          $     --         $   489,914,203  $  249,815,943

   Non-U.S. Government.....     124,088,847       83,378,252      368,596,437      230,179,702       72,106,549     218,543,419
                              ==============  ---------------  ===============  ===============  ===============  ==============
   Total...................  $  156,023,595  $    83,378,252  $   368,596,437  $   230,179,702  $   562,020,752  $  468,359,362
                              ==============  ===============  ===============  ===============  ===============  ==============
Sales:
   U.S. Government.........  $   70,098,013  $     --         $    --          $     --         $   494,706,650  $  242,035,878
   Non-U.S. Government.....      56,395,021       53,911,573      337,840,916      228,256,514       27,120,355     211,229,003
                              ==============  ===============  ===============  ===============  ===============  ==============
   Total...................  $  126,493,034  $    53,911,573  $   337,840,916  $   228,256,514  $   521,827,005  $  453,264,881
                              ==============  ===============  ===============  ===============  ===============  ==============

At December 31, 1998, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund was as follows:

                                        Global                           Emerging                                     Intermediate-
                                     High-Yield      International    Opportunities    Core Equity      Long-Term         Term
                                      Bond Fund       Equity Fund          Fund           Fund           Bond Fund      Bond Fund
                                    ==============  ===============  =============== ===============  ==============  ==============
Federal Income Tax Cost..........  $   83,167,015  $   224,993,418  $   270,394,081 $   364,513,662  $  245,429,029  $  126,757,234
                                    ==============  ===============  =============== ===============  ==============  ==============

Gross Unrealized
   Appreciation..................  $      837,020  $    78,897,135  $    33,426,751 $   118,310,503  $    8,515,037  $      469,514
Gross Unrealized
   Depreciation..................      (5,324,730)     (12,166,114)     (47,828,738)    (14,536,652)     (3,996,547)       (491,171)

                                    ==============  ===============  =============== ===============  ==============  ==============

Net Unrealized Appreciation
   (Depreciation)................  $   (4,487,710) $    66,731,021  $   (14,001,987)$   103,773,851  $    4,518,490  $      (21,657)

                                    ==============  ===============  =============== ===============  ==============  ==============


NOTE 6.  Futures Contracts
At December 31, 1998, the Long-Term Bond Fund had entered into the following futures contracts:

                                                                                                                      Unrealized
      Number                                 Underlying               Expiration        Nominal        Nominal       Appreciation/
   of Contracts      Face Value              Securities                  Date             Cost          Value        (Depreciation)
------------------ --------------- ------------------------------   ---------------  -------------  -------------   ----------------
   Long Position
------------------
         93        $   600,000      5 Year U.S. Treasury Note           3/31/99      $ 10,598,159   $ 10,540,969    $      (57,190)
        146            500,000      U.S. Long-Term Treasury Bond        3/31/99        19,018,455     18,656,063          (362,392)
                                                                                                                    ----------------


                                    Total:                                                                          $     (419,582)
                                                                                                                    ================


        At December 31, 1998, the Fund had segregated sufficient cash and/or securities to cover margin requirements on open future contracts.


NOTE 7. Written Options
The Long-Term Bond Fund's activity in written options during the year ended December 31, 1998 was as follows:

                                                                Number of
                                                                 Options            Premiums
                                                               -------------    ----------------
Options Outstanding at December 31, 1997....................       --          $       --
     Options Written........................................       8,677            2,359,550
     Options Canceled in Closing Transactions...............      (7,875)          (1,955,035)
     Options Expired........................................        (683)            (277,564)
     Options Exercised......................................       --                  --
                                                               -------------    ----------------
Options Outstanding at December 31, 1998....................         119       $      126,951
                                                               =============    ================

Cost of closing transactions................................                   $    1,450,911
                                                                                ================

NOTE 8. Forward Foreign Currency Contracts
The Global High-Yield Bond Fund and the International Equity Fund had forward foreign currency contracts which contractually obligate the Funds to deliver or receive currencies at specified future dates. The following contracts were open at December 31, 1998 for the Global High-Yield Bond Fund:

                                             Local          Foreign                                              Unrealized
                                           Principal        Contract        Settlement           Current       Appreciation/
                Sales                       Amount       U.S. $ Value         Date             U.S.$ Value     (Depreciation)
---------------------------------------  --------------- ---------------  ----------------  ----------------  -----------------
German Mark                                     281,000 $       171,394      03/18/99      $        168,994  $         2,400
French Franc                                  1,685,360         298,183      02/18/99               301,559           (3,376)
                                         --------------- ---------------                    ----------------  -----------------
            Total Sales                       1,966,360 $       469,577                    $        470,553  $          (976)
                                         =============== ===============                    ================  =================

The following contracts were open at December 31, 1998 for the International Equity Fund:

                                              Local            Foreign                                            Unrealized
                                             Principal         Contract        Settlement          Current       Appreciation/
                Sales                         Amount         U.S. $ Value         Date          U.S.$  Value     (Depreciation)
--------------------------------------  -----------------  ---------------  ----------------  ----------------  -----------------
German Mark                                    3,340,000  $     2,051,471      01/26/99      $      2,003,945  $         47,526
Japanese Yen                                 381,647,000        2,952,325      01/19/99             3,378,500          (426,175)
Japanese Yen                                 382,316,000        3,302,661      01/20/99             3,384,160           (81,499)
Japanese Yen                                 386,661,000        3,215,476      02/18/99             3,428,413          (212,937)
Japanese Yen                                 296,049,000        2,465,637      02/26/99             2,627,716          (162,079)
Japanese Yen                                 335,897,000        2,866,015      03/09/99             2,985,680          (119,665)
Japanese Yen                                 704,988,000        6,081,152      03/15/99             6,271,317          (190,165)
Swiss Franc                                    8,266,000        6,188,979      01/14/99             6,016,566           172,413
                                        -----------------  ---------------                    ----------------  -----------------
            Total Sales                    2,499,164,000  $    29,123,716                    $     30,096,297  $       (972,581)
                                        =================  ===============                    ================  =================

NOTE 9.  Delayed Delivery Transactions:
The Long-Term Bond Fund may purchase and sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund instructs its custodian to segregate securities having a value at least equal to the net amount of the purchase commitments.

At December 31, 1998, the Fund has entered into the following delayed delivery transaction:

                                                                                                Payable
    Type                                Security                           Settlement Date       Amount
--------------     -------------------------------------------------     ------------------   -------------
     Buy            Federal National Mortgage Association, TBA, 6.5%           1/14/99          $2,473,438
                                                                                              =============

NOTE 10.  Federal Income Taxes:

     For federal income tax purposes, the Funds indicated below have a capital loss carryforward as of December 31, 1998 which is available to offset future capital gains, if any.



                             Capital Loss
                             Carryforward     Expiration Date
                            --------------   ----------------
Global High-Yield Bond      $      85,972       12/31/2000
                                  148,584       12/31/2005
                                4,479,269       12/31/2006
                             -------------
                            $   4,713,825
                             =============

International Equity        $   5,871,669       12/31/2006
                             =============


     The International Equity Fund elected to defer to its fiscal year ending December 31, 1999, $556,811 of losses recognized during the period November 1, 1998 to December 31, 1998.

================================================================================

Supplementary Information: Change in Accountants

     For 1998 and for the previous years, PricewaterhouseCoopers LLP and its predecessor ("PWC") served as independent public accountant for American Odyssey Funds, Inc. ("AOF"). For 1999, AOF's Board of Directors selected KPMG Peat Marwick LLP as independent public accountant for AOF. The Board's selection of KPMG Peat Marwick LLP did not result from any dispute between AOF and PWC, and PWC's reports for the last two years did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There was no disagreement between PWC and AOF of a type that an independent public accountant would refer to in its report.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To The Shareholders and Board of Directors of the American Odyssey Funds, Inc.:


In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the American Odyssey Funds, Inc., comprising, respectively, the Global High-Yield Bond Fund (formerly the Short-Term Bond Fund), International Equity Fund, Emerging Opportunities Fund, Core Equity Fund, Long-Term Bond Fund, and Intermediate-Term Bond Fund, (the "Funds"), at December 31, 1998, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



Boston, Massachusetts                                PricewaterhouseCoopers LLP
February 5, 1999

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                    American Odyssey Funds Management, Inc.
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       registered trademarks of American Odyssey Funds Management, Inc.
          (C) Copyright 1999 American Odyssey Funds Management, Inc.